                                                                    EXHIBIT 10.2


                            SUBSCRIPTION AGREEMENT
                            ----------------------

                             FOR RAMZI A. DABBAGH
                             --------------------

        This Subscription Agreement (the "Agreement") is entered into as of this 1st day of December, 1995 between Communications Instruments Holdings, Inc., a Delaware corporation (the "Company"), and Ramzi A. Dabbagh, an individual (the "Purchaser"). The Company and the Purchaser are sometimes collectively referred to herein as the "Parties."

                                   RECITALS
                                   --------

        The Purchaser desires to subscribe for and purchase, and the Company desires to issue and sell to the Purchaser, the number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of the Purchaser on the signature page hereof for the consideration hereinafter set forth (the "Purchase Price"). The term "Purchase Date" as used herein, shall mean the date on which the Purchaser shall purchase the Common Stock.

                                   AGREEMENT
                                   ---------

        In order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

        1. Subscription for and Purchase of Common Stock. Subject to the terms
           ---------------------------------------------
and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser the number of shares of Common Stock set forth opposite the name of the Purchaser on the signature page hereof at a price of $1.14 per share.

        2. Purchaser's Representations, Warranties and Agreements.
           ------------------------------------------------------

           a. No Resales. The Purchaser hereby represents and warrants that he
              ----------
is acquiring the Common Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Except for those transfers permitted pursuant to Section 2(b) hereof, the Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any shares of Common Stock unless such Transfer complies with Section 3 of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (ii) counsel for the Purchaser (which counsel shall be reasonably acceptable to the Company and may be counsel to the Company) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act.

           b. Certain Permitted Transfers.  Notwithstanding the general
              ---------------------------
prohibition on Transfers contained in Sections 2(a) and 3 hereof, the Company acknowledges and agrees that the following Transfers of Common Stock may be made at any time and are deemed to be in compliance with the Act and this Agreement and no opinion of counsel (except as otherwise specified in this Section 2(b)) is required in connection therewith:

              (1) a Transfer of Common Stock made by the Purchaser to the Company pursuant to Sections 3, 4 and 6 hereof;

              (2) a Transfer of Common Stock made in compliance with the Act to a trust the beneficiaries of which may include only the Purchaser, his spouse and/or his lineal descendants (a "Purchaser's Trust") or a Transfer made to such a trust by a person who has become a holder of the Common Stock in accordance with the terms of this Agreement; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement;

              (3) a Transfer of Common Stock upon the death of the Purchaser to his lineal descendants or a Transfer to the lineal descendants of a person who has become a holder of the Common Stock in accordance with the terms of this Agreement, and subject to Section 3 hereof; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement; or

              (4) a pledge or hypothecation by the Purchaser of the Common Stock or his interest therein to a bank, the Company or other financial institution to secure a loan by such bank or financial institution to him for the purchase of the Common Stock, or the refinancing of any such indebtedness, provided, however, that such bank, investment banking firm or financial institution accepts the Common Stock or interest therein subject to all of the terms and conditions of this Agreement.

           c. Legend. Each certificate representing shares of the Stock shall
              ------
bear the following legend:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED AS OF DECEMBER 1, 1995 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
           SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

           d. Common Stock Unregistered. The Purchaser acknowledges that he has
              -------------------------
been advised that (i) the Common Stock has not been registered under the Act,
(ii) the Common Stock must be held for an indefinite period and the Purchaser must continue to bear the economic risk of the investment in the Common Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Common Stock, (iv) Rule 144 promulgated under the Act does not presently permit any sales of any securities of the company, and the Company has made no covenant to make such Rule available in the future, (v) when and if shares of the Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Act, (vii) a restrictive legend in the applicable form heretofore set forth shall be placed on the certificates representing the Common Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Common Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Common Stock.

           e. Rule 144 Sales. The Purchaser agrees that, if he intends to
              --------------
dispose of any shares of the Common Stock in accordance with Rule 144 under the Act or otherwise, he will promptly notify the Company of such intended disposition and will deliver to the Company at or prior to the time of such disposition documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, will deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

           f. Resales Prohibited During Public Offerings. The Purchaser agrees
              ------------------------------------------
that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, he will not effect any public sale or distribution of any shares of the Common Stock that are not covered by such registration statement within 7 days prior to, or within 90 days after, the effective date of such registration statement.

           g. Additional Investment Representations. The Purchaser further
              -------------------------------------
represents and warrants that with respect to the Common Stock to be purchased by him hereunder (i) he has received and reviewed the Communications Instruments Confidential Financing Memorandum (the "Memorandum") relating to the Common Stock and the documents referred to therein, (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he deems necessary to evaluate the merits and risks related to his investment in the Common Stock and to verify the information contained in the Memorandum and no representations concerning such matters or any other matters have been made to the Purchaser except as set forth in the Memorandum and in this Agreement, (iii) his net worth and his financial condition is such that he can afford to bear the economic risk of holding the unregistered Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (iv) he can afford to suffer a complete loss of his investment in the Common Stock, (v) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement,
(vi) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, (vii) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Common Stock as contemplated by this Agreement and
(viii) he is the sole party in interest to this Agreement and is acquiring the Common stock for his own account.

        3. Restrictions on Transfer; Right of First Refusal.
           ------------------------------------------------

           a. General. Except for Transfers otherwise contemplated by Section
              -------
2(b) of this Agreement and until the earlier of (i) the date of closing of a public offering of shares of common stock of the Company pursuant to an effective registration statement (other than with respect to an employee benefit plan) which has been filed after the Purchase Date under the Act (a "Public offering") or (ii) the fifth anniversary of the Purchase Date, the Purchaser agrees that he will not transfer any shares of the Common Stock at any time. No Transfer of any shares of Common Stock in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

           b. Right of First Refusal - A Purchaser or Transferor (as defined in
              ----------------------
section 4 hereof) may transfer all or part of his Common Stock after the fifth anniversary hereof only after first offering them to the Company as described in this Section 3(b). The obligations of Purchaser and Transferor under this
Section 3(b) shall expire upon a Public Offering.

              (1)  Offer to Purchase Common Stock: In the event any Purchaser or
                   ------------------------------
           Transferor receives a bona fide written offer to purchase all or any portion of his Common Stock, and desires to accept the offer, he shall first deliver to the Company an identical offer in writing (the "Offer") which shall set forth (i) the Purchaser's desire to make such transfer; (ii) the name, residence address and business address of the proposed transferee; (iii) the number of shares proposed to be transferred (the "Offered Shares"); and (iv) the price proposed to be paid by such transferee and the precise terms of payment.

              (2)  Action on Offer by Corporation: Within 30 days after receipt
                   ------------------------------
           of the offer, the Company shall give written notice to the offering Purchaser (the "Purchaser's Notice") of its election to purchase the Offered Shares for the consideration and on the terms stated in the Offer. In the event that the Company elects to purchase the Offered Shares, it shall specify in the Purchaser's Notice a closing date for the purchase, determined in accordance with paragraph 3 below. The Closing shall take place at the principal office of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Purchaser or Transferor against delivery of the certificate or other instruments representing the shares of the Common Stock sold, free and clear of any liens, claims and encumbrances.

              (3)  Closing Date: The closing date for purchase of the Offered
                   ------------
           Shares under this Section 3 by the Company shall be a date not less than 20 nor more than 30 days after the date the Purchaser's Notice is given.

              (4)  Expiration of Right of First Refusal. The Company's right of
                   ------------------------------------
           first refusal to elect to purchase the Offered Shares shall expire 30 days after it receives the Offer.

              (5)  Release from Restriction. If, upon the expiration of the
                   ------------------------
           right of first refusal, the Offer has not been accepted as to all of the Offered Shares by the Company, the offering Purchaser may transfer to the transferee named in the Offer exactly that number of shares specified in the Offer, no more and no less. The transfer shall be made in strict accordance with the price and terms stated in the Offer. The transfer must take place within 30 days following the expiration of the right of first refusal.

           Each transferee shall receive and hold the Offered Shares subject to all of the provisions and restrictions of this Agreement theretofore applicable to the Purchaser, and by the receipt of the Offered Shares shall be deemed to consent to the terms of and be a party to this Agreement. If the transferor Purchaser shall fail to consummate the transfer of all of the Offered Shares within 30 days following the expiration of the right of first refusal, then all of the Offered Shares shall remain subject to all the restrictions of this Agreement, and the transfer by the transferor Purchaser of any such Shares shall constitute a breach of this Agreement.

        4. Repurchase Common Stock by the Company.
           --------------------------------------

           a. General. The Purchaser, the Purchaser's Estates and the
              -------
Purchaser's Trusts and the Purchaser's lineal descendants are referred to in this Section 4 as "Transferors." The completion of the purchases by the Company pursuant to this Section 4, if any, shall take place at the principal offices of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Transferor against delivery of the certificates or other instruments representing the shares of the Common Stock sold, free and clear of all liens, claims and encumbrances. For purposes of this Agreement, the determination of whether the Purchaser shall be deemed to have a "disability" or have been terminated "for cause" shall be made by the Board of Directors of the Company in good faith which determination shall be final and conclusive.

           b. Purchaser's Death, Disability or Voluntary Termination of
Employment.   ---------------------------------------------------------
- ----------
              If at any time before the earlier of the fifth anniversary of the
Purchase Date or prior to the date of the closing of a Public Offering the Purchaser separates from service to the Company for any reason, including, (i) the Purchaser's employment is terminated other than "for cause" or the Purchaser voluntarily leaving the employ of the Company or, (ii) the Purchaser either dies or becomes disabled (as defined above), then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall sell immediately following the date of termination of employment, permanent disability or death (as applicable, the "Termination Date") to the Company, and the Company shall have the obligation, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall inform by written notice the Company of its obligation to purchase shares of Common Stock pursuant to this Section 4(b) no later than 30 days after the Termination Date.

           c. Purchaser's Termination of Employment "For Cause or Voluntary
              -------------------------------------------------------------
Termination of Employment by Purchaser.  If at any time before the earlier of
- --------------------------------------
the fifth anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser is terminated "for cause" or the Purchaser voluntarily leaves the employ of the Company, then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall have the obligation immediately following the date of termination of employment to sell to the Company, and the Company shall have the option, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust and/or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate, such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall be informed by written notice of the exercise by the Company of its option to purchase the shares of Common Stock pursuant to this Section 4(c) no later than 30 days after the Termination Date.

        5. Determination of Repurchase Price.
           ---------------------------------

           a. Date of determination of Repurchase Price. The Repurchase Price
              -----------------------------------------
shall be determined for the purposes of Section 4 hereof as of the last day of the fiscal quarter immediately preceding the quarter during which the event giving rise to a repurchase obligation or option occurred (hereinafter called the "Repurchase Calculation Date"). Any determination of the Repurchase Price pursuant to this Section 5 shall be made by the Chief Financial Officer of the Company, and approved by the Board of Directors of the Company, whose determination shall be final and conclusive.

           b. Calculation of Repurchase Price. The Repurchase Price per share
              -------------------------------
of Common Stock for the purposes of Section 4 hereof shall be equal to:

              (1) if a termination of employment by the Purchaser in the event of the death or disability of the Purchaser prior to the fifth anniversary of the Purchase Date or for any other reason other than "for cause" or the voluntary termination of employment by Purchaser prior to the fifth anniversary of the Purchase Date, then the higher of the Purchase Price and Book Value Per Share. The Book Value Per Share shall be equal to the stockholders' common equity per share of all common stock of the Company, as of the Repurchase Calculation Date, determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. The computation of Book Value Per Share shall be based on the unaudited financial statements of the Company as of the Repurchase Calculation Date.

              (2) if a voluntary termination by Purchaser of employment or termination or Purchaser "for cause" before the fifth anniversary of the Purchase Date, then the lower of the Purchase Price and Book Value per share.

        6. "Piggyback" Registration Rights.
           -------------------------------

           a. Purchaser's Right to Request Registration. If, at any time after
              -----------------------------------------
the Purchase Date, the Company plans to register any shares of Common Stock held by any of the holders of the capital stock of the Company for public offering pursuant to the Act, the Company will promptly notify the Purchaser in writing (a "Notice") of such proposed registration (a "Proposed Registration"). If within 10 business days of the receipt by the Purchaser of such Notice the Company receives from the Purchaser a written request (a "Request") to register a specific number of shares of Common Stock (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Common Stock will be so registered as provided in this
Section 6.

           b. Number of Shares of Common Stock to be Registered. The number of
              -------------------------------------------------
shares of Common Stock that will be registered pursuant to a Request will be the lesser of (i) the number of shares of Common Stock then held by the Purchaser which the Purchaser specifies in his Request (which for purposes of this Section 6 shall include shares held by such Purchaser's Estate or such Purchaser's Trust) or (ii) the sum of the shares of Common Stock specified in the Request by such Purchaser multiplied by a percentage calculated by dividing the number of shares of capital stock of the Company being registered by the holders of such capital stock in the Proposed Registration by the total number of shares of capital stock of the Company beneficially owned by such holders.

           c. Terms of Registration. The shares of Common Stock to be
              ---------------------
registered will be registered by the Company and offered to the public pursuant to this Section 6 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of shares of Common Stock of Communications Instruments Holdings, Inc., a Delaware company, except that the Purchaser shall not be required to pay the costs of the registration, other than its pro rata share of the underwriter's discounts or commissions.

           d. Other Agreements. The Purchaser including shares of Common Stock
              ----------------
in a registration shall execute and deliver such other agreements and instruments as are reasonably and customarily required by the managing underwriter (or the Company if there is not an underwritten offering) of selling shareholders in a public offering.

        7. The Company's Representations and Warranties. The Company represents
           --------------------------------------------
and warrants to the Purchaser that:

           a. this Agreement has been duly authorized, executed and delivered by the Company, (b) the Common Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and (c) the description of the capitalization of the Company contained in the Memorandum is true, correct and complete.

        8. Miscellaneous.
           -------------

           a. State Securities Laws. The Company hereby agrees to use its best
              ---------------------
efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Common Stock to the Purchaser.

           b. Binding Effect. The provisions of this Agreement shall be binding
              --------------
upon and accrue to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(b)(iv) hereof, such transferee shall be deemed to be at Purchaser hereunder for purposes of obtaining the benefits or enforcing the rights of the Purchaser hereunder; provided, however, that no transferee (including, without limitation, transferees referred to in Section 2(b)(ii), (iii) and (iv) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to be bound by the terms of this Agreement.

           c. Amendment. This Agreement may be amended only by a written
              ---------
instrument signed by all of the Parties.

           d. Applicable Law. This Agreement shall be governed by, and
              --------------
construed in accordance with, the internal laws of the State of Delaware (without reference to the laws and cases providing for the choice of the law of another forum).

           e. Notices. All notices and other communications provided for herein
              -------
shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

              (1) If to the Company, to:

                  CII
                  1396 Charlotte Highway
                  P.O. Box 520
                  Fairview, North Carolina 28730
                  Attention: President

              with copies to:

                  Stonebridge Partners
                  Westchester Financial Center
                  50 Main Street

                  White Plains, New York 10606
                  Attention: David A. Zackrison

                  and

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, NY 10017-3909
                  Attention: Richard C. Weisberg, Esq.

              (2) If to the Purchaser, to him at the address set forth on the signature page hereof under his signature or at such other address as the Parties shall have specified by notice in writing to each of the others.

           f. Time and Place of Purchases by and Sales to the Company. Except as
              -------------------------------------------------------
otherwise provided herein, the closing of each purchase and sale of shares of Common Stock pursuant to this Agreement shall take place at the principal office of the Company on the third business day following delivery of the notice by the Company of its exercise of the right to purchase such Common Stock hereunder. Whenever the Company is given a right to purchase hereunder, it may assign such right in all or in part to any employee of the Company.

           g. Remedies for Violations. The shares of Common Stock cannot be
              -----------------------
readily purchased or sold on the open market and for this reason, among others, the Parties will be irreparably damaged in the event that this Agreement is not followed by the parties. In the event of any controversy concerning the right or obligation to purchase or sell such shares, such right or obligation shall be enforceable in a court of equity by decree of specific performance.

           h. No Conflict with Loan Agreements. Notwithstanding any obligation
              --------------------------------
of the Company to make payments hereunder, the Company shall not be required to make such payments to the extent the same would cause a breach of any of its agreements or its subsidiaries' agreements or undertakings for the borrowing of monies, provided, however, that the Company shall be obligated to make such payments as soon as practicable when the same would not cause a breach of any of its agreements or undertakings for the borrowing of monies.

           i. Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

           j. Section Headings. The section headings of this Agreement are for
              ----------------
convenience of reference only and shall not be deemed to alter or affect any provision hereof.

        IN WITNESS WHEREOF, the Parties have executed this

Agreement as of the date first above written.




The Company:                            /s/ Michael S. Bruno, Jr.
- -----------                         By: ____________________________________
                                        Michael S. Bruno, Jr.
                                        President



Purchaser:                              /s/ Ramzi A. Dabbagh
- ---------                          By:  ___________________________________
                                        Ramzi A. Dabbagh
                                        16 Cedar Hill Drive
                                        Asheville, NC  28803


No. of Shares of Common
Stock Purchased Hereunder:

10,000
- ------



Total Consideration:

$11,400.00
- ----------

                            SUBSCRIPTION AGREEMENT
                            ----------------------
                           FOR MICHAEL A. STEINBACK
                           ------------------------

        This Subscription Agreement (the "Agreement") is entered into as of this 1st day of December, 1995 between Communications Instruments Holdings, Inc., a Delaware corporation (the "Company"), and MICHAEL A. STEINBACK, an individual (the "Purchaser"). The Company and the Purchaser are sometimes collectively referred to herein as the "Parties."

                                   RECITALS
                                   --------

        The Purchaser desires to subscribe for and purchase, and the Company desires to issue and sell to the Purchaser, the number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of the Purchaser on the signature page hereof for the consideration hereinafter set forth (the "Purchase Price"). The term "Purchase Date" as used herein, shall mean the date on which the Purchaser shall purchase the Common Stock.

                                   AGREEMENT
                                   ---------

        In order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

        1.   Subscription for and Purchase of Common Stock. Subject to the
             ---------------------------------------------
terms and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser the number of shares of Common Stock set forth opposite the name of the Purchaser on the signature page hereof at a price of $1.14 per share.

        2.   Purchaser's Representations, Warranties and Agreements.
             ------------------------------------------------------

             a.   No Resales. The Purchaser hereby represents and warrants
                  ----------
that he is acquiring the Common Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Except for those transfers permitted pursuant to Section 2(b) hereof, the Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any shares of Common Stock unless such Transfer complies with Section 3 of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (ii) counsel for the Purchaser (which counsel shall be reasonably acceptable to the Company and may be

2


counsel to the Company) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act.

             b.   Certain Permitted Transfers. Notwithstanding the general
                  ---------------------------
prohibition on Transfers contained in Sections 2(a) and 3 hereof, the Company acknowledges and agrees that the following Transfers of Common Stock may be made at any time and are deemed to be in compliance with the Act and this Agreement and no opinion of counsel (except as otherwise specified in this Section 2(b)) is required in connection therewith:

                  (1) a Transfer of Common Stock made by the Purchaser to the Company pursuant to Sections 3, 4 and 6 hereof;

                  (2) a Transfer of Common Stock made in compliance with the Act to a trust the beneficiaries of which may include only the Purchaser, his spouse and/or his lineal descendants (a "Purchaser's Trust") or a Transfer made to such a trust by a person who has become a holder of the Common Stock in accordance with the terms of this Agreement; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement;

                  (3) a Transfer of Common Stock upon the death of the Purchaser to his lineal descendants or a Transfer to the lineal descendants of a person who has become a holder of the Common Stock in accordance with the terms of this Agreement, and subject to Section 3 hereof; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement; or

                  (4) a pledge or hypothecation by the Purchaser of the Common Stock or his interest therein to a bank, the Company or other financial institution to secure a loan by such bank or financial institution to him for the purchase of the Common Stock, or the refinancing of any such indebtedness, provided, however, that such bank, investment banking firm or financial institution accepts the Common Stock or interest therein subject to all of the terms and conditions of this Agreement.

             c.   Legend. Each certificate representing shares of the Stock
                  ------
shall bear the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED AS OF DECEMBER 1, 1995 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

             d.   Common Stock Unregistered. The Purchaser acknowledges that he
                  -------------------------
has been advised that (i) the Common Stock has not been registered under the Act, (ii) the Common Stock must be held for an indefinite period and the Purchaser must continue to bear the economic risk of the investment in the Common Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Common Stock, (iv) Rule 144 promulgated under the Act does not presently permit any sales of any securities of the company, and the Company has made no covenant to make such Rule available in the future, (v) when and if shares of the Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Act, (vii) a restrictive legend in the applicable form heretofore set forth shall be placed on the certificates representing the Common Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Common Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Common Stock.

             e.   Rule 144 Sales. The Purchaser agrees that, if he intends to
                  --------------
dispose of any shares of the Common Stock in accordance with Rule 144 under the Act or otherwise, he will promptly notify the Company of such intended disposition and will deliver to the Company at or prior to the time of such disposition documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, will deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission .

             f.   Resales Prohibited During Public Offerings. The Purchaser
                  ------------------------------------------
agrees that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, he will not effect any public sale or distribution of any shares of the Common Stock that are not covered by such registration statement within 7 days prior to, or within 90 days after, the effective date of such registration statement.

             g.   Additional Investment Representations. The Purchaser further
                  -------------------------------------
represents and warrants that with respect to the Common Stock to be purchased by him hereunder (i) he has received and reviewed the Communications Instruments Confidential Financing Memorandum (the "Memorandum") relating to the Common Stock and the documents referred to therein, (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he deems necessary to evaluate the merits and risks related to his investment in the Common Stock and to verify the information contained in the Memorandum and no representations concerning such matters or any other matters have been made to the Purchaser except as set forth in the Memorandum and in this Agreement, (iii) his net worth and his financial condition is such that he can afford to bear the economic risk of holding the unregistered Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (iv) he can afford to suffer a complete loss of his investment in the Common Stock, (v) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement,
(vi) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, (vii) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Common Stock as contemplated by this Agreement and
(viii) he is the sole party in interest to this Agreement and is acquiring the Common stock for his own account.

        3.   Restrictions on Transfer; Right of First Refusal.
             ------------------------------------------------

                  a.   General. Except for Transfers otherwise contemplated by
                       -------
Section 2(b) of this Agreement and until the earlier of (i) the date of closing of a public offering of shares of common stock of the Company pursuant to an effective registration statement (other than with respect to an employee benefit plan) which has been filed after the Purchase Date under the Act (a "Public offering") or (ii) the fifth anniversary of the Purchase Date, the Purchaser agrees that he will not transfer any shares of the Common Stock at any time. No Transfer of any shares of Common Stock in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

                  b.   Right of First Refusal - A Purchaser or Transferor (as
                       ----------------------
defined in section 4 hereof) may transfer all or part of his Common Stock after the fifth anniversary hereof only after first offering them to the Company as described in this Section 3(b). The obligations of Purchaser and Transferor under this Section 3(b) shall expire upon a Public Offering.

                       (1)    Offer to Purchase Common Stock: In the event
                              ------------------------------
    any Purchaser or Transferor receives a bona fide written offer to purchase all or any portion of his Common Stock, and desires to accept the offer, he shall first deliver to the Company an identical offer in writing (the "Offer") which shall set forth (i) the Purchaser's desire to make such transfer; (ii) the name, residence address and business address of the proposed transferee; (iii) the number of shares proposed to be transferred (the "Offered Shares"); and (iv) the price proposed to be paid by such transferee and the precise terms of payment.

                       (2)    Action on Offer by Corporation: Within 30 days
                              ------------------------------
    after receipt of the offer, the Company shall give written notice to the offering Purchaser (the "Purchaser's Notice") of its election to purchase the Offered Shares for the consideration and on the terms stated in the Offer. In the event that the Company elects to purchase the Offered Shares, it shall specify in the Purchaser's Notice a closing date for the purchase, determined in accordance with paragraph 3 below. The Closing shall take place at the principal office of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Purchaser or Transferor against delivery of the certificate or other instruments representing the shares of the Common Stock sold, free and clear of any liens, claims and encumbrances.

                       (3)    Closinq Date: The closing date for purchase of the
                              ------------
    Offered Shares under this Section 3 by the Company shall be a date not less than 20 nor more than 30 days after the date the Purchaser's Notice is given.

                       (4)    Expiration of Right of First Refusal. The
                              ------------------------------------
    Company's right of first refusal to elect to purchase the Offered Shares shall expire 30 days after it receives the Offer.

                       (5)    Release from Restriction. If, upon the expiration
                              ------------------------
    of the right of first refusal, the Offer has not been accepted as to all of the Offered Shares by the Company, the offering Purchaser may transfer to the transferee named in the Offer exactly that number of shares specified in the Offer, no more and no less. The transfer shall be made in strict accordance with the price and terms stated in the Offer. The transfer must take place within 30 days following the expiration of the right of first refusal.

6

    Each transferee shall receive and hold the Offered Shares subject to all of the provisions and restrictions of this Agreement theretofore applicable to the Purchaser, and by the receipt of the Offered Shares shall be deemed to consent to the terms of and be a party to this Agreement. If the transferor Purchaser shall fail to consummate the transfer of all of the Offered Shares within 30 days following the expiration of the right of first refusal, then all of the Offered Shares shall remain subject to all the restrictions of this Agreement, and the transfer by the transferor Purchaser of any such Shares shall constitute a breach of this Agreement.

        4.    Repurchase Common Stock by the Company.
              -------------------------------------

              a.    General. The Purchaser, the Purchaser's Estates and the
                    -------
Purchaser's Trusts and the Purchaser's lineal descendants are referred to in this Section 4 as "Transferors." The completion of the purchases by the Company pursuant to this Section 4, if any, shall take place at the principal offices of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Transferor against delivery of the certificates or other instruments representing the shares of the Common Stock sold, free and clear of all liens, claims and encumbrances. For purposes of this Agreement, the determination of whether the Purchaser shall be deemed to have a "disability" or have been terminated "for cause" shall be made by the Board of Directors of the Company in good faith which determination shall be final and conclusive.

              b.    Purchaser's Death, Disability or Voluntary Termination of
                    ---------------------------------------------------------
Employment. If at any time before the earlier of the fifth anniversary of the
- ----------
Purchase Date or prior to the date of the closing of a Public Offering the Purchaser separates from service to the Company for any reason, including, (i) the Purchaser's employment is terminated other than "for cause" or the Purchaser voluntarily leaving the employ of the Company or, (ii) the Purchaser either dies or becomes disabled (as defined above), then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall sell immediately following the date of termination of employment, permanent disability or death (as applicable, the "Termination Date") to the Company, and the Company shall have the obligation, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall inform by written notice the Company of its obligation to purchase shares of Common Stock pursuant to this Section 4(b) no later than 30 days after the Termination Date.

              c.    Purchaser's Termination of Employment "For Cause or
                    ---------------------------------------------------
Voluntary Termination Of Employment by Purchaser. If at any time before the
- ------------------------------------------------
earlier of the fifth anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser is terminated "for cause" or the Purchaser voluntarily leaves the employ of the Company, then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall have the obligation immediately following the date of termination of employment to sell to the Company, and the Company shall have the option, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust and/or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate, such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall be informed by written notice of the exercise by the Company of its option to purchase the shares of Common Stock pursuant to this Section 4(c) no later than 30 days after the Termination Date.

        5.    Determination of Repurchase Price.
              ---------------------------------

              a.    Date of determination of Repurchase Price. The Repurchase
                    -----------------------------------------
Price shall be determined for the purposes of Section 4 hereof as of the last day of the fiscal quarter immediately preceding the quarter during which the event giving rise to a repurchase obligation or option occurred (hereinafter called the "Repurchase Calculation Date"). Any determination of the Repurchase Price pursuant to this Section 5 shall be made by the Chief Financial Officer of the Company, and approved by the Board of Directors of the Company, whose determination shall be final and conclusive.

              b.    Calculation of Repurchase Price. The Repurchase Price per
                    -------------------------------
share of Common Stock for the purposes of Section 4 hereof shall be equal to:

                    (1) if a termination of employment by the Purchaser in the event of the death or disability of the Purchaser prior to the fifth anniversary of the Purchase Date or for any other reason other than "for cause" or the voluntary termination of employment by Purchaser prior to the fifth anniversary of the Purchase Date, then the higher of the Purchase Price and Book Value Per Share. The Book Value Per Share shall be equal to the stockholders' common equity per share of all common stock of the Company, as of the Repurchase Calculation Date, determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. The computation of Book Value Per Share shall be based on the unaudited financial statements of the Company as of the Repurchase Calculation Date.

                    (2) if a voluntary termination by Purchaser of employment or termination or Purchaser "for cause" before the fifth anniversary of the Purchase Date, then the lower of the Purchase Price and Book Value per share.

        6.    "Piggyback" Registration Rights.
               ------------------------------

               a.   Purchaser's Right to Request Registration. If, at any time
                    -----------------------------------------
after the Purchase Date, the Company plans to register any shares of Common Stock held by any of the holders of the capital stock of the Company for public offering pursuant to the Act, the Company will promptly notify the Purchaser in writing (a "Notice") of such proposed registration (a "Proposed Registration"). If within 10 business days of the receipt by the Purchaser of such Notice the Company receives from the Purchaser a written request (a "Request") to register a specific number of shares of Common Stock (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Common Stock will be so registered as provided in this
Section 6.

               b.   Number of Shares of Common Stock to be Registered. The
                    -------------------------------------------------
number of shares of Common Stock that will be registered pursuant to a Request will be the lesser of (i) the number of shares of Common Stock then held by the Purchaser which the Purchaser specifies in his Request (which for purposes of this Section 6 shall include shares held by such Purchaser's Estate or such Purchaser's Trust) or (ii) the sum of the shares of Common Stock specified in the Request by such Purchaser multiplied by a percentage calculated by dividing the number of shares of capital stock of the Company being registered by the holders of such capital stock in the Proposed Registration by the total number of shares of capital stock of the Company beneficially owned by such holders.

               c.   Terms of Registration. The shares of Common Stock to be
                    ---------------------
registered will be registered by the Company and offered to the public pursuant to this Section 6 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of shares of Common Stock of Communications Instruments Holdings, Inc., a Delaware company, except that the Purchaser shall not be required to pay the costs of the registration, other than its pro rata share of the underwriter's discounts or commissions.

               d.   Other Agreements. The Purchaser including shares of Common
                    ----------------
Stock in a registration shall execute and deliver such other agreements and instruments as are reasonably and customarily required by the managing underwriter (or the Company if there is not an underwritten offering) of selling shareholders in a public offering.

        7.     The Company's Representations and Warranties. The Company
               --------------------------------------------
represents and warrants to the Purchaser that:

             a. this Agreement has been duly authorized, executed and delivered by the Company, (b) the Common Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and (c) the description of the capitalization of the Company contained in the Memorandum, is true, correct and complete.

        8.   Miscellaneous
             -------------

             a.   State Securities Laws. The Company hereby agrees to use its
                  ---------------------
best efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Common Stock to the Purchaser.

             b.   Binding Effect. The provisions of this Agreement shall be
                  --------------
binding upon and accrue to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(b)(iv) hereof, such transferee shall be deemed to be at Purchaser hereunder for purposes of obtaining the benefits or enforcing the rights of the Purchaser hereunder; provided, however, that no transferee (including, without limitation, transferees referred to in Section 2(b)(ii), (iii) and (iv) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to be bound by the terms of this Agreement.

             c.   Amendment. This Agreement may be amended only by a written
                  ---------
instrument signed by all of the Parties.

             d.   Applicable Law. This Agreement shall be governed by, and
                  --------------
construed in accordance with, the internal laws of the State of Delaware (without reference to the laws and cases providing for the choice of the law of another forum).

             e.   Notices. All notices and other communications provided for
                  -------
herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

                  (1)   If to the Company, to:

                        CII
                        1396 Charlotte Highway
                        P.O. Box 520
                        Fairview, North Carolina 28730
                        Attention: President

                  with copies to:

                        Stonebridge Partners
                        Westchester Financial Center
                        50 Main Street

10

                        White Plains, New York 10606
                        Attention: David A. Zackrison

                        and

                        Simpson Thacher & Bartlett
                        425 Lexington Avenue
                        New York, NY 10017-3909
                        Attention: Richard C. Weisberg, Esq.

                  (2) If to the Purchaser, to him at the address set forth on the signature page hereof under his signature or at such other address as the Parties shall have specified by notice in writing to each of the others.

             f.   Time and Place of Purchases by and Sales to the Company.
                  -------------------------------------------------------
Except as otherwise provided herein, the closing of each purchase and sale of shares of Common Stock pursuant to this Agreement shall take place at the principal office of the Company on the third business day following delivery of the notice by the Company of its exercise of the right to purchase such Common Stock hereunder. Whenever the Company is given a right to purchase hereunder, it may assign such right in all or in part to any employee of the Company.

             g.   Remedies for Violations. The shares of Common Stock cannot be
                  -----------------------
readily purchased or sold on the open market and for this reason, among others, the Parties will be irreparably damaged in the event that this Agreement is not followed by the parties. In the event of any controversy concerning the right or obligation to purchase or sell such shares, such right or obligation shall be enforceable in a court of equity by decree of specific performance.

             h.   No Conflict with Loan Agreements. Notwithstanding any
                  --------------------------------
obligation of the Company to make payments hereunder, the Company shall not be required to make such payments to the extent the same would cause a breach of any of its agreements or its subsidiaries' agreements or undertakings for the borrowing of monies, provided, however, that the Company shall be obligated to make such payments as soon as practicable when the same would not cause a breach of any of its agreements or undertakings for the borrowing of monies.

             i.   Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

             j.   Section Headings. The section headings of this Agreement are
                  ----------------
for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

        IN WITNESS WHEREOF, the Parties have executed this

Agreement as of the date first above written.


The Company:                                 By: /s/ Michael S. Bruno Jr.
- ------------                                     ------------------------
                                                 Michael S. Bruno, Jr.
                                                 President


Purchaser:                                   By: /s/ Michael A. Steinback
- ----------                                       ------------------------
                                                 Michael A. Steinback
                                                 339 Red Fox Circle
                                                 Asheville, NC 28803

No. of Shares of Common
Stock Purchased Hereunder:

10, 000
- --------------------

Total Consideration:

$11,400.00
- ------------------------------

                            SUBSCRIPTION AGREEMENT
                            ----------------------

                               FOR DAVID HENNING
                               -----------------

        This Subscription Agreement (the "Agreement") is entered into as of this 1st day of December, 1995 between Communications Instruments Holdings, Inc., a Delaware corporation (the "Company"), and DAVID HENNING, an individual (the "Purchaser"). The Company and the Purchaser are sometimes collectively referred to herein as the "Parties."

                                   RECITALS
                                   --------

        The Purchaser desires to subscribe for and purchase, and the Company desires to issue and sell to the Purchaser, the number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of the Purchaser on the signature page hereof for the consideration hereinafter set forth (the "Purchase Price"). The term "Purchase Date" as used herein, shall mean the date on which the Purchaser shall purchase the Common Stock.

                                   AGREEMENT
                                   ---------

        In order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

           1. Subscription for and Purchase of Common Stock. Subject to the
              ---------------------------------------------
terms and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser the number of shares of Common Stock set forth opposite the name of the Purchaser on the signature page hereof at a price of $1.14 per share.

           2. Purchaser's Representations, Warranties and Agreements.
              ------------------------------------------------------

              a. No Resales. The Purchaser hereby represents and warrants that
                 ----------
he is acquiring the Common Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Except for those transfers permitted pursuant to Section 2(b) hereof, the Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any shares of Common Stock unless such Transfer complies with Section 3 of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (ii) counsel for the Purchaser (which counsel shall be reasonably acceptable to the Company and may be counsel to the Company) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act.

              b. Certain Permitted Transfers. Notwithstanding the general
                 ---------------------------
prohibition on Transfers contained in Sections 2(a) and 3 hereof , the Company acknowledges and agrees that the following Transfers of Common Stock may be made at any time and are deemed to be in compliance with the Act and this Agreement and no opinion of counsel (except as otherwise specified in this Section 2(b)) is required in connection therewith:

                 (1) a Transfer of Common Stock made by the Purchaser to the Company pursuant to Sections 3, 4 and 6 hereof;

                 (2) a Transfer of Common Stock made in compliance with the Act to a trust the beneficiaries of which may include only the Purchaser, his spouse and/or his lineal descendants (a "Purchaser's Trust") or a Transfer made to such a trust by a person who has become a holder of the Common Stock in accordance with the terms of this Agreement; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement;

                 (3) a Transfer of Common Stock upon the death of the Purchaser to his lineal descendants or a Transfer to the lineal descendants of a person who has become a holder of the Common Stock in accordance with the terms of this Agreement, and subject to Section 3 hereof; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement; or

                 (4) a pledge or hypothecation by the Purchaser of the Common Stock or his interest therein to a bank, the Company or other financial institution to secure a loan by such bank or financial institution to him for the purchase of the Common Stock, or the refinancing of any such indebtedness, provided, however, that such bank, investment banking firm or financial institution accepts the Common Stock or interest therein subject to all of the terms and conditions of this Agreement.

              c. Legend. Each certificate representing shares of the Stock
                 ------
shall bear the following legend:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED AS OF DECEMBER 1, 1995 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

              d. Common Stock Unregistered. The Purchaser acknowledges that he
                 -------------------------
has been advised that (i) the Common Stock has not been registered under the Act, (ii) the Common Stock must be held for an indefinite period and the Purchaser must continue to bear the economic risk of the investment in the Common Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Common Stock, (iv) Rule 144 promulgated under the Act does not presently permit any sales of any securities of the company, and the Company has made no covenant to make such Rule available in the future, (v) when and if shares of the Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Act, (vii) a restrictive legend in the applicable form heretofore set forth shall be placed on the certificates representing the Common Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Common Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Common Stock.

              e. Rule 144 Sales. The Purchaser agrees that, if he intends to
                 --------------
dispose of any shares of the Common Stock in accordance with Rule 144 under the Act or otherwise, he will promptly notify the Company of such intended disposition and will deliver to the Company at or prior to the time of such disposition documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, will deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

              f. Resales Prohibited During Public Offerings. The Purchaser
                 ------------------------------------------
agrees that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, he will not effect any public sale or distribution of any shares of the Common Stock that are not covered by such registration statement within 7 days prior to, or within 90 days after, the effective date of such registration statement.

              g. Additional Investment Representations. The Purchaser further
                 -------------------------------------
represents and warrants that with respect to the Common Stock to be purchased by him hereunder (i) he has received and reviewed the Communications Instruments Confidential Financing Memorandum (the "Memorandum") relating to the Common Stock and the documents referred to therein, (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he deems necessary to evaluate the merits and risks related to his investment in the Common Stock and to verify the information contained in the Memorandum and no representations concerning such matters or any other matters have been made to the Purchaser except as set forth in the Memorandum and in this Agreement, (iii) his net worth and his financial condition is such that he can afford to bear the economic risk of holding the unregistered Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (iv) he can afford to suffer a complete loss of his investment in the Common Stock, (v) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement,
(vi) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, (vii) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Common Stock as contemplated by this Agreement and
(viii) he is the sole party in interest to this Agreement and is acquiring the Common Stock for his own account.

           3. Restrictions on Transfer; Right of First Refusal.
              ------------------------------------------------

              a. General. Except for Transfers otherwise contemplated by Section
                 -------
2(b) of this Agreement and until the earlier of (i) the date of closing of a public offering of shares of common stock of the Company pursuant to an effective registration statement (other than with respect to an employee benefit plan) which has been filed after the Purchase Date under the Act (a "Public Offering") or (ii) the fifth anniversary of the Purchase Date, the Purchaser agrees that he will not transfer any shares of the Common Stock at any time. No Transfer of any shares of Common Stock in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

              b. Right of First Refusal - A Purchaser or Transferor (as defined
                 ----------------------
in section 4 hereof) may transfer all or part of his Common Stock after the fifth anniversary hereof only after first offering them to the Company as described in this Section 3(b). The obligations of Purchaser and Transferor under this Section 3(b) shall expire upon a Public Offering.

                 (1)  Offer to Purchase Common Stock: In the event any Purchaser
                      ------------------------------
or Transferor receives a bona fide written offer to purchase all or any portion of his Common Stock, and desires to accept the offer, he shall first deliver to the Company an identical offer in writing (the "Offer") which shall set forth
(i) the Purchaser's desire to make such transfer; (ii) the name, residence address and business address of the proposed transferee; (iii) the number of shares proposed to be transferred (the "Offered Shares"); and (iv) the price proposed to be paid by such transferee and the precise terms of payment.

                 (2)  Action on Offer by Corporation: Within 30 days after
                      ------------------------------
receipt of the offer, the Company shall give written notice to the offering Purchaser (the "Purchaser's Notice") of its election to purchase the Offered Shares for the consideration and on the terms stated in the Offer. In the event that the Company elects to purchase the Offered Shares, it shall specify in the Purchaser's Notice a closing date for the purchase, determined in accordance with paragraph 3 below. The Closing shall take place at the principal office of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Purchaser or Transferor against delivery of the certificate or other instruments representing the shares of the Common Stock sold. free and clear of any liens, claims and encumbrances.

                 (3)  Closing Date: The closing date for purchase of the
                      ------------
Offered Shares under this Section 3 by the Company shall be a date not less than 20 nor more than 30 days after the date the Purchaser's Notice is given.

                 (4)  Expiration of Right of First Refusal. The Company's right
                      ------------------------------------
of first refusal to elect to purchase the Offered Shares shall expire 30 days after it receives the Offer.

                 (5)  Release from Restriction. If, upon the expiration of the
                      ------------------------
right of first refusal, the Offer has not been accepted as to all of the Offered Shares by the Company, the offering Purchaser may transfer to the transferee named in the Offer exactly that number of shares specified in the Offer, no more and no less. The transfer shall be made in strict accordance with the price and terms stated in the Offer. The transfer must take place within 30 days following the expiration of the right of first refusal.

        Each transferee shall receive and hold the Offered Shares subject to all of the provisions and restrictions of this Agreement theretofore applicable to the Purchaser, and by the receipt of the Offered Shares shall be deemed to consent to the terms of and be a party to this Agreement. If the transferor Purchaser shall fail to consummate the transfer of all of the Offered Shares within 30 days following the expiration of the right of first refusal, then all of the Offered Shares shall remain subject to all the restrictions of this Agreement, and the transfer by the transferor Purchaser of any such Shares shall constitute a breach of this Agreement.

           4. Repurchase Common Stock by the Company.
              --------------------------------------

              a. General. The Purchaser, the Purchaser's Estates and the
                 -------
Purchaser's Trusts and the Purchaser's lineal descendants are referred to in this Section 4 as "Transferors." The completion of the purchases by the Company pursuant to this Section 4, if any, shall take place at the principal offices of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Transferor against delivery of the certificates or other instruments representing the shares of the Common Stock sold, free and clear of all liens, claims and encumbrances. For purposes of this Agreement, the determination of whether the Purchaser shall be deemed to have a "disability" or have been terminated "for cause" shall be made by the Board of Directors of the Company in good faith which determination shall be final and conclusive.

              b. Purchaser's Death, Disability or Voluntary Termination of
Employment.      ---------------------------------------------------------
- ----------
                 If at any time before the earlier of the fifth anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser separates from service to the Company for any reason, including, (i) the Purchaser's employment is terminated other than "for cause" or the Purchaser voluntarily leaving the employ of the Company or, (ii) the Purchaser either dies or becomes disabled (as defined above), then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall sell immediately following the date of termination of employment, permanent disability or death (as applicable, the "Termination Date") to the Company, and the Company shall have the obligation, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall inform by written notice the Company of its obligation to purchase shares of Common Stock pursuant to this Section 4(b) no later than 30 days after the Termination Date.

              c. Purchaser's Termination of Employment "For Cause or Voluntary
                 -------------------------------------------------------------
Termination Of Employment by Purchaser."  If at any time before the earlier
- --------------------------------------
of the fifth anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser is terminated "for cause" or the Purchaser voluntarily leaves the employ of the Company, then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall have the obligation immediately following the date of termination of employment to sell to the Company, and the Company shall have the option, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust and/or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate, such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall be informed by written notice of the exercise by the Company of its option to purchase the shares of Common Stock pursuant to this Section 4(c) no later than 30 days after the Termination Date.

           5. Determination of Repurchase Price.
              ---------------------------------

              a. Date of determination of Repurchase Price. The Repurchase
                 -----------------------------------------
Price shall be determined for the purposes of Section 4 hereof as of the last day of the fiscal quarter immediately preceding the quarter during which the event giving rise to a repurchase obligation or option occurred (hereinafter called the "Repurchase Calculation Date"). Any determination of the Repurchase Price pursuant to this Section 5 shall be made by the Chief Financial Officer of the Company, and approved by the Board of Directors of the Company, whose determination shall be final and conclusive.

              b. Calculation of Repurchase Price. The Repurchase Price per
                 -------------------------------
share of Common Stock for the purposes of Section 4 hereof shall be equal to:

                 (1) if a termination of employment by the Purchaser in the event of the death or disability of the Purchaser prior to the fifth anniversary of the Purchase Date or for any other reason other than "for cause" or the voluntary termination of employment by Purchaser prior to the fifth anniversary of the Purchase Date, then the higher of the Purchase Price and Book Value Per Share. The Book Value Per Share shall be equal to the stockholders' common equity per share of all common stock of the Company, as of the Repurchase Calculation Date, determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. The computation of Book Value Per Share shall be based on the unaudited financial statements of the Company as of the Repurchase Calculation Date.

                 (2) if a voluntary termination by Purchaser of employment or termination or Purchaser "for cause" before the fifth anniversary of the Purchase Date, then the lower of the Purchase Price and Book Value per share.

           6. "Piggyback" Registration Rights.
              -------------------------------

              a. Purchaser's Right to Request Registration. If, at any time
                 -----------------------------------------
after the Purchase Date, the Company plans to register any shares of Common Stock held by any of the holders of the capital stock of the Company for public offering pursuant to the Act, the Company will promptly notify the Purchaser in writing (a "Notice") of such proposed registration (a "Proposed Registration"). If within 10 business days of the receipt by the Purchaser of such Notice the Company receives from the Purchaser a written request (a "Request") to register a specific number of shares of Common Stock (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Common Stock will be so registered as provided in this
Section 6.

              b. Number of Shares of Common Stock to be Registered. The number
                 -------------------------------------------------
of shares of Common Stock that will be registered pursuant to a Request will be the lesser of (i) the number of shares of Common Stock then held by the Purchaser which the Purchaser specifies in his Request (which for purposes of this Section 6 shall include shares held by such Purchaser's Estate or such Purchaser's Trust) or (ii) the sum of the shares of Common Stock specified in the Request by such Purchaser multiplied by a percentage calculated by dividing the number of shares of capital stock of the Company being registered by the holders of such capital stock in the Proposed Registration by the total number of shares of capital stock of the Company benefically owned by such holders.

              c. Terms of Registration.  The shares of Common Stock to be
                 ---------------------
registered by the Company and offered to the public pursuant to this Section 6 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of shares of Common Stock of Communications Instruments Holdings, Inc., a Delaware company, except that the Purchaser shall not be required to pay the costs of the registration, other than its pro rata share of the underwriter's discounts or commissions.

              d. Other Agreements. The Purchaser including shares of Common
                 ----------------
Stock in a registration shall execute and deliver such other agreements and instruments as are reasonably and customarily required by the managing underwriter (or the Company if there is not an underwritten offering) of selling shareholders in a public offering.

           7. The Company's Representations and Warranties. The Company
              --------------------------------------------
represents and warrants to the Purchaser that:

              a. this Agreement has been duly authorized, executed and delivered by the Company, (b) the Common Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and (c) the description of the capitalization of the Company contained in the Memorandum, is true, correct and complete.

           8. Miscellaneous.
               -------------

              a. State Securities Laws. The Company hereby agrees to use its
                 ---------------------
best efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Common Stock to the Purchaser.

              b. Binding Effect. The provisions of this Agreement shall be
                 --------------
binding upon and accrue to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(b)(iv) hereof, such transferee shall be deemed to be at Purchaser hereunder for purposes of obtaining the benefits or enforcing the rights of the Purchaser hereunder; provided, however, that no transferee (including, without limitation, transferees referred to in Section 2(b)(ii), (iii) and (iv) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to be bound by the terms of this Agreement.

           c. Amendment. This Agreement may be amended only by a written
              ---------
instrument signed by all of the Parties.

           d. Applicable Law. This Agreement shall be governed by, and
              --------------
construed in accordance with, the internal laws of the State of Delaware (without reference to the laws and cases providing for the choice of the law of another forum).

           e. Notices. All notices and other communications provided for herein
              -------
shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

              (1)  If to the Company, to:

                   CII
                   1396 Charlotte Highway
                   P.O. Box 520
                   Fairview, North Carolina 28730
                   Attention: President

        with copies to:

                   Stonebridge Partners
                   Westchester Financial Center
                   50 Main Street

                   White Plains, New York 10606
                   Attention: David A. Zackrison

                   and

                   Simpson Thacher & Bartlett
                   425 Lexington Avenue
                   New York, NY 10017-3909
                   Attention: Richard C. Weisberg, Esq.

              (2) If to the Purchaser, to him at the address set forth on the signature page hereof under his signature or at such other address as the Parties shall have specified by notice in writing to each of the others.

           f. Time and Place of Purchases by and Sales to the Company. Except as
              -------------------------------------------------------
otherwise provided herein, the closing of each purchase and sale of shares of Common Stock pursuant to this Agreement shall take place at the principal office of the Company on the third business day following delivery of the notice by the Company of its exercise of the right to purchase such Common Stock hereunder. Whenever the Company is given a right to purchase hereunder, it may assign such right in all or in part to any employee of the Company.

           g. Remedies for Violations. The shares of Common Stock cannot be
              -----------------------
readily purchased or sold on the open market and for this reason, among others, the Parties will be irreparably damaged in the event that this Agreement is not followed by the parties. In the event of any controversy concerning the right or obligation to purchase or sell such shares, such right or obligation shall be enforceable in a court of equity by decree of specific performance.

           h. No Conflict with Loan Agreements. Notwithstanding any obligation
              --------------------------------
of the Company to make payments hereunder, the Company shall not be required to make such payments to the extent the same would cause a breach of any of its agreements or its subsidiaries' agreements or undertakings for the borrowing of monies, provided, however, that the Company shall be obligated to make such payments as soon as practicable when the same would not cause a breach of any of its agreements or undertakings for the borrowing of monies.

           i. Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

           j. Section Headings. The section headings of this Agreement are for
              ----------------
convenience of reference only and shall not be deemed to alter or affect any provision hereof.

        IN WITNESS WHEREOF, the Parties have executed this

                                                                              11
Agreement as of the date first above written.


The Company:                           /s/ Michael S. Bruno, Jr.
- -----------                       By:  ______________________________________
                                       Michael S. Bruno, Jr.
                                       President


Purchaser:                             /s/ David Henning
- ---------                         By:  ______________________________________
                                       David Henning
                                       740 Ruskin Drive
                                       Elk Grove, IL  60004


No. of Shares of Common
Stock Purchased Hereunder:

10,000
- ------


Total Consideration:

$11,400.00
- ----------

                            SUBSCRIPTION AGREEMENT
                            ----------------------
                         FOR THEODORE A. ANDERSON, JR.
                         -----------------------------

        This Subscription Agreement (the "Agreement") is entered into as of this 1st day of December, 1995 between Communications Instruments Holdings, Inc., a Delaware corporation (the "Company"), and THEODORE A. ANDERSON, JR., an individual (the "Purchaser"). The Company and the Purchaser are sometimes collectively referred to herein as the "Parties."

                                   RECITALS
                                   --------

        The Purchaser desires to subscribe for and purchase, and the Company desires to issue and sell to the Purchaser, the number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of the Purchaser on the signature page hereof for the consideration hereinafter set forth (the "Purchase Price"). The term "Purchase Date" as used herein, shall mean the date on which the Purchaser shall purchase the Common Stock.

                                   AGREEMENT
                                   ---------

        In order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

        1.  Subscription for and Purchase of Common Stock. Subject to the terms
            ---------------------------------------------
and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser the number of shares of Common Stock set forth opposite the name of the Purchaser on the signature page hereof at a price of $1.14 per share.

        2.  Purchaser's Representations, Warranties and Agreements.
            ------------------------------------------------------

            a.  No Resales. The Purchaser hereby represents and warrants that he
                ----------
is acquiring the Common Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Except for those transfers permitted pursuant to Section 2(b) hereof, the Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any shares of Common Stock unless such Transfer complies with Section 3 of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (ii) counsel for the Purchaser (which counsel shall be reasonably acceptable to the company and may be counsel to the Company) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act.

            b.  Certain Permitted Transfers. Notwithstanding the general
                ---------------------------
prohibition on Transfers contained in Sections 2(a) and 3 hereof, the Company acknowledges and agrees that the following Transfers of Common Stock may be made at any time and are deemed to be in compliance with the Act and this Agreement and no opinion of counsel (except as otherwise specified in this Section 2(b)) is required in connection therewith:

                (1) a Transfer of Common Stock made by the Purchaser to the Company pursuant to Sections 3, 4 and 6 hereof;

                (2) a Transfer of Common Stock made in compliance with the Act to a trust the beneficiaries of which may include only the Purchaser, his spouse and/or his lineal descendants (a "Purchaser's Trust") or a Transfer made to such a trust by a person who has become a holder of the Common Stock in accordance with the terms of this Agreement; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement;

                (3) a Transfer of Common Stock upon the death of the Purchaser to his lineal descendants or a Transfer to the lineal descendants of a person who has become a holder of the Common Stock in accordance with the terms of this Agreement, and subject to Section 3 hereof; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement; or

                (4) a pledge or hypothecation by the Purchaser of the Common Stock or his interest therein to a bank, the Company or other financial institution to secure a loan by such bank or financial institution to him for the purchase of the Common Stock, or the refinancing of any such indebtedness, provided, however, that such bank, investment banking firm or financial institution accepts the Common Stock or interest therein subject to all of the terms and conditions of this Agreement.

            c.  Legend. Each certificate representing shares of the Stock shall
                ------
bear the following legend:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED AS OF DECEMBER 1, 1995 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

            d.  Common Stock Unregistered. The Purchaser acknowledges that he
                -------------------------
has been advised that (i) the Common Stock has not been registered under the Act, (ii) the Common Stock must be held for an indefinite period and the Purchaser must continue to bear the economic risk of the investment in the Common Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Common Stock, (iv) Rule 144 promulgated under the Act does not presently permit any sales of any securities of the company, and the Company has made no covenant to make such Rule available in the future, (v) when and if shares of the Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Act, (vii) a restrictive legend in the applicable form heretofore set forth shall be placed on the certificates representing the Common Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Common Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Common Stock.

            e.  Rule 144 Sales. The Purchaser agrees that, if he intends to
                --------------
dispose of any shares of the Common Stock in accordance with Rule 144 under the Act or otherwise, he will promptly notify the Company of such intended disposition and will deliver to the Company at or prior to the time of such disposition documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, will deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

            f.  Resales Prohibited During Public Offerings.  The Purchaser
                ------------------------------------------
agrees that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, he will not effect any public sale or distribution of any shares of the Common Stock that are not covered by such registration statement within 7 days prior to, or within 90 days after, the effective date of such registration statement.

            g.  Additional Investment Representations. The Purchaser further
                -------------------------------------
represents and warrants that with respect to the Common Stock to be purchased by him hereunder (i) he has received and reviewed the Communications Instruments Confidential Financing Memorandum (the "Memorandum") relating to the Common Stock and the documents referred to therein, (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he deems necessary to evaluate the merits and risks related to his investment in the Common Stock and to verify the information contained in the Memorandum and no representations concerning such matters or any other matters have been made to the Purchaser except as set forth in the Memorandum and in this Agreement, (iii) his net worth and his financial condition is such that he can afford to bear the economic risk of holding the unregistered Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (iv) he can afford to suffer a complete loss of his investment in the Common Stock, (v) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement,
(vi) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, (vii) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Common Stock as contemplated by this Agreement and
(viii) he is the sole party in interest to this Agreement and is acquiring the Common stock for his own account.

        3.  Restrictions on Transfer; Right of First Refusal.
            ------------------------------------------------

            a.  General. Except for Transfers otherwise contemplated by Section
                -------
2(b) of this Agreement and until the earlier of (i) the date of closing of a public offering of shares of common stock of the Company pursuant to an effective registration statement (other than with respect to an employee benefit plan) which has been filed after the Purchase Date under the Act (a "Public offering") or (ii) the fifth anniversary of the Purchase Date, the Purchaser agrees that he will not transfer any shares of the Common Stock at any time. No Transfer of any shares of Common Stock in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

            b.  Right of First Refusal - A Purchaser or Transferor (as defined
                ----------------------
in section 4 hereof) may transfer all or part of his Common Stock after the fifth anniversary hereof only after first offering them to the Company as described in this Section 3(b). The obligations of Purchaser and Transferor under this Section 3(b) shall expire upon a Public Offering.

                (1)  Offer to Purchase Common Stock: In the event any Purchaser
                     ------------------------------
    or Transferor receives a bona fide written offer to purchase all or any portion of his Common Stock, and desires to accept the offer, he shall first deliver to the Company an identical offer in writing (the "Offer") which shall set forth (i) the Purchaser's desire to make such transfer; (ii) the name, residence address and business address of the proposed transferee;
    (iii) the number of shares proposed to be transferred (the "Offered Shares"); and (iv) the price proposed to be paid by such transferee and the precise terms of payment.

                (2)  Action on Offer by Corporation: Within 30 days after
                     ------------------------------
    receipt of the offer, the Company shall give written notice to the offering Purchaser (the "Purchaser's Notice") of its election to purchase the Offered Shares for the consideration and on the terms stated in the Offer. In the event that the Company elects to purchase the Offered Shares, it shall specify in the Purchaser's Notice a closing date for the purchase, determined in accordance with paragraph 3 below. The Closing shall take place at the principal office of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Purchaser or Transferor against delivery of the certificate or other instruments representing the shares of the Common Stock sold, free and clear of any liens, claims and encumbrances.

                (3)  Closing Date: The closing date for purchase of the Offered
                     ------------
    Shares under this Section 3 by the Company shall be a date not less than 20 nor more than 30 days after the date the Purchaser's Notice is given.

                (4)  Expiration of Right of First Refusal. The Company's right
                     ------------------------------------
    of first refusal to elect to purchase the Offered Shares shall expire 30 days after it receives the Offer.

                (5)  Release from Restriction. If, upon the expiration of the
                     ------------------------
    right of first refusal, the Offer has not been accepted as to all of the Offered Shares by the Company, the offering Purchaser may transfer to the transferee named in the Offer exactly that number of shares specified in the Offer, no more and no less. The transfer shall be made in strict accordance with the price and terms stated in the Offer. The transfer must take place within 30 days following the expiration of the right of first refusal.

    Each transferee shall receive and hold the Offered Shares subject to all of the provisions and restrictions of this Agreement theretofore applicable to the Purchaser, and by the receipt of the Offered Shares shall be deemed to consent to the terms of and be a party to this Agreement. If the transferor Purchaser shall fail to consummate the transfer of all of the Offered Shares within 30 days following the expiration of the right of first refusal, then all of the Offered Shares shall remain subject to all the restrictions of this Agreement, and the transfer by the transferor Purchaser of any such Shares shall constitute a breach of this Agreement.

        4.  Repurchase Common Stock by the Company.
            --------------------------------------

            a.  General.  The Purchaser, the Purchaser's Estates and the
                -------
Purchaser's Trusts and the Purchaser's lineal descendants are referred to in this Section 4 as "Transferors." The completion of the purchases by the Company pursuant to this Section 4, if any, shall take place at the principal offices of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Transferor against delivery of the certificates or other instruments representing the shares of the Common Stock sold, free and clear of all liens, claims and encumbrances. For purposes of this Agreement, the determination of whether the Purchaser shall be deemed to have a "disability" or have been terminated "for cause" shall be made by the Board of Directors of the Company in good faith which determination shall be final and conclusive.

            b.  Purchaser's Death, Disability or Voluntary Termination of
                ---------------------------------------------------------
Employment. If at any time before the earlier of the fifth anniversary of the
- ----------
Purchase Date or prior to the date of the closing of a Public Offering the Purchaser separates from service to the Company for any reason, including, (i) the Purchaser's employment is terminated other than "for cause" or the Purchaser voluntarily leaving the employ of the Company or, (ii) the Purchaser either dies or becomes disabled (as defined above), then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall sell immediately following the date of termination of employment, permanent disability or death (as applicable, the "Termination Date") to the Company, and the Company shall have the obligation, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall inform by written notice the Company of its obligation to purchase shares of Common Stock pursuant to this Section 4(b) no later than 30 days after the Termination Date.

            c.  Purchaser's Termination of Employment "For Cause or Voluntary
                -------------------------------------------------------------
Termination Of Employment by Purchaser. If at any time before the earlier of the
- --------------------------------------
fifth anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser is terminated "for cause" or the Purchaser voluntarily leaves the employ of the Company, then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall have the obligation immediately following the date of termination of employment to sell to the Company, and the Company shall have the option, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust and/or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate, such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall be informed by written notice of the exercise by the Company of its option to purchase the shares of Common Stock pursuant to this Section 4(c) no later than 30 days after the Termination Date.

        5.  Determination of Repurchase Price.
            ---------------------------------

            a.  Date of determination of Repurchase Price. The Repurchase Price
                -----------------------------------------
shall be determined for the purposes of Section 4 hereof as of the last day of the fiscal quarter immediately preceding the quarter during which the event giving rise to a repurchase obligation or option occurred (hereinafter called the "Repurchase Calculation Date"). Any determination of the Repurchase Price pursuant to this Section 5 shall be made by the Chief Financial Officer of the Company, and approved by the Board of Directors of the Company, whose determination shall be final and conclusive.

            b.  Calculation of Repurchase Price. The Repurchase Price per share
                -------------------------------
of Common Stock for the purposes of Section 4 hereof shall be equal to:

                (1) if a termination of employment by the Purchaser in the event of the death or disability of the Purchaser prior to the fifth anniversary of the Purchase Date or for any other reason other than "for cause" or the voluntary termination of employment by Purchaser prior to the fifth anniversary of the Purchase Date, then the higher of the Purchase Price and Book Value Per Share. The Book Value Per Share shall be equal to the stockholders' common equity per share of all common stock of the Company, as of the Repurchase Calculation Date, determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. The computation of Book Value Per Share shall be based on the unaudited financial statements of the Company as of the Repurchase Calculation Date.

                (2) if a voluntary termination by Purchaser of employment or termination or Purchaser "for cause" before the fifth anniversary of the Purchase Date, then the lower of the Purchase Price and Book Value per share.

        6.  "Piggyback" Registration Rights.
             ------------------------------

            a.  Purchaser's Right to Request Registration. If, at any time
                -----------------------------------------
after the Purchase Date, the Company plans to register any shares of Common Stock held by any of the holders of the capital stock of the Company for public offering pursuant to the Act, the Company will promptly notify the Purchaser in writing (a "Notice") of such proposed registration (a "Proposed Registration"). If within 10 business days of the receipt by the Purchaser of such Notice the Company receives from the Purchaser a written request (a "Request") to register a specific number of shares of Common Stock (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Common Stock will be so registered as provided in this
Section 6.

            b.  Number of Shares of Common Stock to be Registered. The number of
                -------------------------------------------------
shares of Common Stock that will be registered pursuant to a Request will be the lesser of (i) the number of shares of Common Stock then held by the Purchaser which the Purchaser specifies in his Request (which for purposes of this Section 6 shall include shares held by such Purchaser's Estate or such Purchaser's Trust) or (ii) the sum of the shares of Common Stock specified in the Request by such Purchaser multiplied by a percentage calculated by dividing the number of shares of capital stock of the Company being registered by the holders of such capital stock in the Proposed Registration by the total number of shares of capital stock of the Company beneficially owned by such holders.

            c.  Terms of Registration. The shares of Common Stock to be
                ---------------------
registered will be registered by the Company and offered to the public pursuant to this Section 6 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of shares of Common Stock of Communications Instruments Holdings, Inc., a Delaware company, except that the Purchaser shall not be required to pay the costs of the registration, other than its pro rata share of the underwriter's discounts or commissions.

            d.  Other Agreements. The Purchaser including shares of Common Stock
                ----------------
in a registration shall execute and deliver such other agreements and instruments as are reasonably and customarily required by the managing underwriter (or the Company if there is not an underwritten offering) of selling shareholders in a public offering.

        7.  The Company's Representations and Warranties. The Company represents
            --------------------------------------------
and warrants to the Purchaser that:

            a. this Agreement has been duly authorized, executed and delivered by the Company, (b) the Common Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and (c) the description of the capitalization of the Company contained in the Memorandum is true, correct and complete.

        8.  Miscellaneous.
            -------------

            a.  State Securities Laws. The Company hereby agrees to use its best
                ---------------------
efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of Common Stock to the Purchaser.

            b.  Binding Effect. The provisions of this Agreement shall be
                --------------
binding upon and accrue to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(b)(iv) hereof, such transferee shall be deemed to be at Purchaser hereunder for purposes of obtaining the benefits or enforcing the rights of the Purchaser hereunder; provided, however, that no transferee (including, without limitation, transferees referred to in Section 2(b)(ii), (iii) and (iv) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to be bound by the terms of this Agreement.

            c.  Amendment. This Agreement may be amended only by a written
                ---------
instrument signed by all of the Parties.

            d.  Applicable Law. This Agreement shall be governed by, and
                --------------
construed in accordance with, the internal laws of the State of Delaware (without reference to the laws and cases providing for the choice of the law of another forum).

            e.  Notices. All notices and other communications provided for
                -------
herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

                (1)     If to the Company, to:

                        CII
                        1396 Charlotte Highway
                        P.O. Box 520
                        Fairview, North Carolina 28730
                        Attention: President

                with copies to:

                        Stonebridge Partners
                        Westchester Financial Center
                        50 Main Street

                        White Plains, New York 10606
                        Attention: David A. Zackrison

                        and

                        Simpson Thacher & Bartlett
                        425 Lexington Avenue
                        New York, NY 10017-3909
                        Attention: Richard C. Weisberg, Esq.

                (2) If to the Purchaser, to him at the address set forth on the signature page hereof under his signature or at such other address as the Parties shall have specified by notice in writing to each of the others.

            f.  Time and Place of Purchases by and Sales to the Company. Except
                -------------------------------------------------------
as otherwise provided herein, the closing of each purchase and sale of shares of Common Stock pursuant to this Agreement shall take place at the principal office of the Company on the third business day following delivery of the notice by the Company of its exercise of the right to purchase such Common Stock hereunder. Whenever the Company is given a right to purchase hereunder, it may assign such right in all or in part to any employee of the Company

            g.  Remedies for Violations. The shares of Common Stock cannot be
                -----------------------
readily purchased or sold on the open market and for this reason, among others, the Parties will be irreparably damaged in the event that this Agreement is not followed by the parties. In the event of any controversy concerning the right or obligation to purchase or sell such shares, such right or obligation shall he enforceable in a court of equity by decree of specific performance.

            h.  No Conflict with Loan Agreements. Notwithstanding any obligation
                --------------------------------
of the Company to make payments hereunder, the Company shall not be required to make such payments to the extent the same would cause a breach of any of its agreements or its subsidiaries' agreements or undertakings for the borrowing of monies, provided, however, that the Company shall be obligated to make such payments as soon as practicable when the same would not cause a breach of any of its agreements or undertakings for the borrowing of monies.

            i.  Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            j.  Section Headings. The section headings of this Agreement are for
                ----------------
convenience of reference only and shall not be deemed to alter or affect any provision hereof.

        IN WITNESS WHEREOF, the Parties have executed this

Agreement as of the date first above written.

The Company:                     By: /s/ Michael S. Bruno, Jr.
- ------------                         -----------------------------
                                     Michael S. Bruno, Jr.
                                     President



Purchaser:                       By: /s/ Theodore A. Anderson, Jr.
- ----------                           -----------------------------
                                     THEODORE A. ANDERSON, JR.
                                     11539 Jacquelin Ann
                                     El Paso, TX 79936

No. of Shares of Common
Stock Purchased Hereunder:

5,000
- -------------------

Total Consideration:

$5,700.00
- -------------------------

                            SUBSCRIPTION AGREEMENT
                            ----------------------
                              FOR GARY L. McGILL
                              ------------------

  This Subscription Agreement (the "Agreement") is entered into as of this 1st day of December, 1995 between Communications Instruments Holdings, Inc., a Delaware corporation (the "Company"), and GARY L. McGILL, an individual (the "Purchaser"). The Company and the Purchaser are sometimes collectively referred to herein as the "Parties."

                                   RECITALS
                                   --------

  The Purchaser desires to subscribe for and purchase, and the Company desires to issue and sell to the Purchaser, the number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of the Purchaser on the signature page hereof for the consideration hereinafter set forth (the "Purchase Price"). The term "Purchase Date" as used herein, shall mean the date on which the Purchaser shall purchase the Common Stock.

                                   AGREEMENT
                                   ---------

  In order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

  1. Subscription for and Purchase of Common Stock. Subject to the terms and
     ---------------------------------------------
conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser the number of shares of Common Stock set forth opposite the name of the Purchaser on the signature page hereof at a price of $1.14 per share

2. Purchaser's Representations, Warranties and Agreements.
   ------------------------------------------------------

  a. No Resales. The Purchaser hereby represents and warrants that he is
     ----------
acquiring the Common Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Except for those transfers permitted pursuant to Section 2(b) hereof, the Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any shares of Common Stock unless such Transfer complies with Section 3 of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (ii) counsel for the Purchaser (which counsel shall be reasonably acceptable to the Company and may be counsel to the Company) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act

  b. Certain Permitted Transfers. Notwithstanding the general prohibition on
     ---------------------------
Transfers contained in Sections 2(a) and 3 hereof, the Company acknowledges and agrees that the following Transfers of Common Stock may be made at any time and are deemed to be in compliance with the Act and this Agreement and no opinion of counsel (except as otherwise specified in this Section 2(b)) is required in connection therewith:

  (1) a Transfer of Common Stock made by the Purchaser to the Company pursuant to Sections 3, 4 and 6 hereof;

  (2) a Transfer of Common Stock made in compliance with the Act to a trust the beneficiaries of which may include only the Purchaser, his spouse and/or his lineal descendants (a "Purchaser's Trust") or a Transfer made to such a trust by a person who has become a holder of the Common Stock in accordance with the terms of this Agreement; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement;

  (3) a Transfer of Common Stock upon the death of the Purchaser to his lineal descendants or a Transfer to the lineal descendants of a person who has become a holder of the Common Stock in accordance with the terms of this Agreement, and subject to Section 3 hereof; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement; or

  (4) a pledge or hypothecation by the Purchaser of the Common Stock or his interest therein to a bank, the Company or other financial institution to secure a loan by such bank or financial institution to him for the purchase of the Common Stock, or the refinancing of any such indebtedness, provided, however, that such bank, investment banking firm or financial institution accepts the Common Stock or interest therein subject to all of the terms and conditions of this Agreement.

 c. Legend. Each certificate representing shares of the Stock shall bear the
    ------
following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED AS OF DECEMBER 1, 1995 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

  d. Common Stock Unregistered. The Purchaser acknowledges that he has been
     -------------------------
advised that (i) the Common Stock has not been registered under the Act, (ii) the Common Stock must be held for an indefinite period and the Purchaser must continue to bear the economic risk of the investment in the Common Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Common Stock, (iv) Rule 144 promulgated under the Act does not presently permit any sales of any securities of the company, and the Company has made no covenant to make such Rule available in the future, (v) when and if shares of the Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Act, (vii) a restrictive legend in the applicable form heretofore set forth shall be placed on the certificates representing the Common Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Common Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Common Stock.

  e. Rule 144 Sales. The Purchaser agrees that, if he intends to dispose of any
     --------------
shares of the Common Stock in accordance with Rule 144 under the Act or otherwise, he will promptly notify the Company of such intended disposition and will deliver to the Company at or prior to the time of such disposition documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, will deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

  f. Resales Prohibited During Public Offerings. The Purchaser agrees that, if
     ------------------------------------------
any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, he will not effect any public sale or distribution of any shares of the Common Stock that are not covered by such registration statement within 7 days prior to, or within 90 days after, the effective date of such registration statement.

  g. Additional Investment Representations. The Purchaser further represents and
     -------------------------------------
warrants that with respect to the Common Stock to be purchased by him hereunder
(i) he has received and reviewed the Communications Instruments Confidential Financing Memorandum (the "Memorandum") relating to the Common Stock and the documents referred to therein, (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he deems necessary to evaluate the merits and risks related to his investment in the Common Stock and to verify the information contained in the Memorandum and no representations concerning such matters or any other matters have been made to the Purchaser except as set forth in the Memorandum and in this Agreement, (iii) his net worth and his financial condition is such that he can afford to bear the economic risk of holding the unregistered Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (iv) he can afford to suffer a complete loss of his investment in the Common Stock, (v) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement, (vi) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock,
(vii) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Common Stock as contemplated by this Agreement and (viii) he is the sole party in interest to this Agreement and is acquiring the Common stock for his own account.

     3. Restrictions on Transfer; Right of First Refusal.
        ------------------------------------------------

  a. General. Except for Transfers otherwise contemplated by Section 2(b) of
     -------
this Agreement and until the earlier of (i) the date of closing of a public offering of shares of common stock of the Company pursuant to an effective registration statement (other than with respect to an employee benefit plan) which has been filed after the Purchase Date under the Act (a "Public offering") or (ii) the fifth anniversary of the Purchase Date, the Purchaser agrees that he will not transfer any shares of the Common Stock at any time. No Transfer of any shares of Common Stock in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

  b. Right of First Refusal - A Purchaser or Transferor (as defined in section 4
     ----------------------
hereof) may transfer all or part of his Common Stock after the fifth anniversary hereof only after first offering them to the Company as described in this
Section 3(b). The obligations of Purchaser and Transferor under this Section 3(b) shall expire upon a Public Offering.

  (1) Offer to Purchase Common Stock: In the event any Purchaser or Transferor
      ------------------------------
receives a bona fide written offer to purchase all or any portion of his Common Stock, and desires to accept the offer, he shall first deliver to the Company an identical offer in writing (the "Offer") which shall set forth (i) the Purchaser's desire to make such transfer; (ii) the name, residence address and business address of the proposed transferee; (iii) the number of shares proposed to be transferred (the "Offered Shares"); and (iv) the price proposed to be paid by such transferee and the precise terms of payment.

  (2) Action on Offer by Corporation: Within 30 days after receipt of the offer,
      ------------------------------
the Company shall give written notice to the offering Purchaser (the "Purchaser's Notice") of its election to purchase the Offered Shares for the consideration and on the terms stated in the Offer. In the event that the Company elects to purchase the Offered Shares, it shall specify in the Purchaser's Notice a closing date for the purchase, determined in accordance with paragraph 3 below. The Closing shall take place at the principal office of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Purchaser or Transferor against delivery of the certificate or other instruments representing the shares of the Common Stock sold, free and clear of any liens, claims and encumbrances.

  (3) Closing Date: The closing date for purchase of the Offered Shares under
      ------------
this Section 3 by the Company shall be a date not less than 20 nor more than 30 days after the date the Purchaser's Notice is given.

  (4) Expiration of Right of First Refusal. The Company's right of first refusal
      ------------------------------------
to elect to purchase the Offered Shares shall expire 30 days after it receives the Offer.

  (5) Release from Restriction. If, upon the expiration of the right of first
      ------------------------
refusal, the Offer has not been accepted as to all of the Offered Shares by the Company, the offering Purchaser may transfer to the transferee named in the Offer exactly that number of shares specified in the Offer, no more and no less. The transfer shall be made in strict accordance with the price and terms stated in the Offer. The transfer must take place within 30 days following the expiration of the right of first refusal.

Each transferee shall receive and hold the Offered Shares subject to all of the provisions and restrictions of this Agreement theretofore applicable to the Purchaser, and by the receipt of the Offered Shares shall be deemed to consent to the terms of and be a party to this Agreement. If the transferor Purchaser shall fail to consummate the transfer of all of the Offered Shares within 30 days following the expiration of the right of first refusal, then all of the Offered Shares shall remain subject to all the restrictions of this Agreement, and the transfer by the transferor Purchaser of any such Shares shall constitute a breach of this Agreement.

     4. Repurchase Common Stock by the Company.
        --------------------------------------

  a. General. The Purchaser, the Purchaser's Estates and the Purchaser's Trusts
     -------
and the Purchaser's lineal descendants are referred to in this Section 4 as "Transferors." The completion of the purchases by the Company pursuant to this
Section 4, if any, shall take place at the principal offices of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Transferor against delivery of the certificates or other instruments representing the shares of the Common Stock sold, free and clear of all liens, claims and encumbrances. For purposes of this Agreement, the determination of whether the Purchaser shall be deemed to have a "disability" or have been terminated "for cause" shall be made by the Board of Directors of the Company in good faith which determination shall be final and conclusive.

  b. Purchaser's Death, Disability or Voluntary Termination of Employment. If at
     --------------------------------------------------------------------
any time before the earlier of the fifth anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser separates from service to the Company for any reason, including, (i) the Purchaser's employment is terminated other than "for cause" or the Purchaser voluntarily leaving the employ of the Company or, (ii) the Purchaser either dies or becomes disabled (as defined above), then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall sell immediately following the date of termination of employment, permanent disability or death (as applicable, the "Termination Date") to the Company, and the Company shall have the obligation, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination
Date) by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall inform by written notice the Company of its obligation to purchase shares of Common Stock pursuant to this Section 4(b) no later than 30 days after the Termination Date.

  c. Purchaser's Termination of Employment "For Cause or Voluntary Termination
     -------------------------------------------------------------------------
Of Employment by Purchaser. If at any time before the earlier of the fifth
- --------------------------
anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser is terminated "for cause" or the Purchaser voluntarily leaves the employ of the Company, then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall have the obligation immediately following the date of termination of employment to sell to the Company, and the Company shall have the option, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust and/or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate, such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall be informed by written notice of the exercise by the Company of its option to purchase the shares of Common Stock pursuant to this Section 4(c) no later than 30 days after the Termination Date.

     5. Determination of Repurchase Price.
        ---------------------------------

  a. Date of Determination of Repurchase Price. The Repurchase Price shall be
     -----------------------------------------
determined for the purposes of Section 4 hereof as of the last day of the fiscal quarter immediately preceding the quarter during which the event giving rise to a repurchase obligation or option occurred (hereinafter called the "Repurchase Calculation Date"). Any determination of the Repurchase Price pursuant to this
Section 5 shall be made by the Chief Financial Officer of the Company, and approved by the Board of Directors of the Company, whose determination shall be final and conclusive.

  b. Calculation of Repurchase Price. The Repurchase Price per share of Common
     -------------------------------
Stock for the purposes of Section 4 hereof shall be equal to:

  (1) if a termination of employment by the Purchaser in the event of the death or disability of the Purchaser prior to the fifth anniversary of the Purchase Date or for any other reason other than "for cause" or the voluntary termination of employment by Purchaser prior to the fifth anniversary of the Purchase Date, then the higher of the Purchase Price and Book Value Per Share. The Book Value Per Share shall be equal to the stockholders' common equity per share of all common stock of the Company, as of the Repurchase Calculation Date, determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. The computation of Book Value Per Share shall be based on the unaudited financial statements of the Company as of the Repurchase Calculation Date.

  (2) if a voluntary termination by Purchaser of employment or termination or Purchaser "for cause" before the fifth anniversary of the Purchase Date, then the lower of the Purchase Price and Book Value per share.

          6. "Piggyback" Registration Rights.
              ------------------------------

  a. Purchaser's Right to Request Registration. If, at any  time after the
     -----------------------------------------
Purchase Date, the Company plans to register any shares of Common Stock held by any of the holders of the capital stock of the Company for public offering pursuant to the Act, the Company will promptly notify the Purchaser in writing (a "Notice") of such proposed registration (a "Proposed Registration"). If within 10 business days of the receipt by the Purchaser of such Notice the Company receives from the Purchaser a written request (a "Request") to register a specific number of shares of Common Stock (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Common Stock will be so registered as provided in this
Section 6.

  b. Number of Shares of Common Stock to be Registered. The  number of shares of
     -------------------------------------------------
Common Stock that will be registered pursuant to a Request will be the lesser of (i) the number of shares of Common Stock then held by the Purchaser which the Purchaser specifies in his Request (which for purposes of this Section 6 shall include shares held by such Purchaser's Estate or such Purchaser's Trust) or (ii) the sum of the shares of Common Stock specified in the Request by such Purchaser multiplied by a percentage calculated by dividing the number of shares of capital stock of the Company being registered by the holders of such capital stock in the Proposed Registration by the total number of shares of capital stock of the Company beneficially owned by such holders.

  c. Terms of Registration. The shares of Common Stock to be  registered will be
     ---------------------
registered by the Company and offered to the public pursuant to this Section 6 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of shares of Common Stock of Communications Instruments Holdings, Inc., a Delaware company, except that the Purchaser shall not be required to pay the costs of the registration, other than its pro rata share of the underwriter's discounts or commissions.

  d. Other Agreements. The Purchaser including shares of  Common Stock in a
     ----------------
registration shall execute and deliver such other agreements and instruments as are reasonably and customarily required by the managing underwriter (or the Company if there is not an underwritten offering) of selling shareholders in a public offering.

  7. The Company's Representations and Warranties. The Company  represents and
     --------------------------------------------
warrants to the Purchaser that:

  a. this Agreement has been duly authorized, executed and delivered by the Company, (b) the Common Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and
(c) the description of the capitalization of the Company contained in the Memorandum, is true, correct and complete.

          8. Miscellaneous.
             -------------

  a. State Securities Laws. The Company hereby agrees to use its best efforts to
     ---------------------
comply with all state securities or "blue sky" laws which might be applicable to the sale of the Common Stock to the Purchaser.

  b. Binding Effect. The provisions of this Agreement shall be binding upon and
     --------------
accrue to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(b)(iv) hereof, such transferee shall be deemed to be at Purchaser hereunder for purposes of obtaining the benefits or enforcing the rights of the Purchaser hereunder; provided, however, that no transferee (including, without limitation, transferees referred to in Section 2(b)(ii), (iii) and (iv) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to be bound by the terms of this Agreement.

  c. Amendment. This Agreement may be amended only bY a written instrument
     ---------
signed by all of the Parties.

  d. Applicable Law. This Agreement shall be governed by, and construed in
     --------------
accordance with, the internal laws of the State of Delaware (without reference to the laws and cases providing for the choice of the law of another forum).

  e. Notices. All notices and other communications provided for herein shall be
     -------
in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

                (1) If to the Company, to:

                CII
                1396 Charlotte Highway
                P.O. Box 520
                Fairview, North Carolina 28730
                Attention: President

        with copies to:

                Stonebridge Partners
                Westchester Financial Center
                50 Main Street

                White Plains, New York 10606
                Attention: David A. Zackrison

                and

                Simpson Thacher & Bartlett
                425 Lexington Avenue
                New York, NY 10017-3909
                Attention: Richard C. Weisberg, Esq.

  (2) If to the Purchaser, to him at the address set forth on the signature page hereof under his signature or at such other address as the Parties shall have specified by notice in writing to each of the others.

  f. Time and Place of Purchases by and Sales to the Company. Except as
     -------------------------------------------------------
otherwise provided herein, the closing of each purchase and sale of shares of Common Stock pursuant to this Agreement shall take place at the principal office of the Company on the third business day following delivery of the notice by the Company of its exercise of the right to purchase such Common Stock hereunder. Whenever the Company is given a right to purchase hereunder, it may assign such right in all or in part to any employee of the Company.

  g. Remedies for Violations. The shares of Common Stock cannot be readily
     -----------------------
purchased or sold on the open market and for this reason, among others, the Parties will be irreparably damaged in the event that this Agreement is not followed by the parties. In the event of any controversy concerning the right or obligation to purchase or sell such shares, such right or obligation shall be enforceable in a court of equity by decree of specific performance.

  h. No Conflict with Loan Agreements. Notwithstanding any obligation of the
     --------------------------------
Company to make payments hereunder, the Company shall not be required to make such payments to the extent the same would cause a breach of any of its agreements or its subsidiaries' agreements or undertakings for the borrowing of monies, provided, however, that the Company shall be obligated to make such payments as soon as practicable when the same would not cause a breach of any of its agreements or undertakings for the borrowing of monies.

  i. Counterparts. This Agreement may be executed in any number of counterparts,
     ------------
each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

  j. Section Headings. The section headings of this Agreement are for
     ----------------
convenience of reference only and shall not be deemed to alter or affect any provision hereof.

          IN WITNESS WHEREOF, the Parties have executed this

Agreement as of the date first above written.

The Company:                            By: /s/ Michael S. Bruno, Jr.
- ------------                               ---------------------------
                                           Michael S. Bruno, Jr.
                                           President

Purchaser:                              By: /s/ Gary L. McGill
- ----------                                 ---------------------------
                                           GARY L. McGILL
                                           487 Onteora Blvd.
                                           Asheville, NC 28803

No. of Shares of Common
Stock  Purchased Hereunder:

1,666
- --------------------
Total Consideration:

$1,909.24
- --------------------

                            SUBSCRIPTION AGREEMENT
                            ----------------------

                             FOR JEFFREY W. BOYCE
                             --------------------

        This Subscription Agreement (the "Agreement") is entered into as of this 1st day of December, 1995 between Communications Instruments Holdings, Inc., a Delaware corporation (the "Company"), and JEFFREY W. BOYCE, an individual (the "Purchaser"). The Company and the Purchaser are sometimes collectively referred to herein as the "Parties."

                                   RECITALS
                                   --------

        The Purchaser desires to subscribe for and purchase, and the Company desires to issue and sell to the Purchaser, the number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of the Purchaser on the signature page hereof for the consideration hereinafter set forth (the "Purchase Price"). The term "Purchase Date" as used herein, shall mean the date on which the Purchaser shall purchase the Common Stock.

                                   AGREEMENT
                                   ---------

        In order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

        1. Subscription for and Purchase of Common Stock. Subject to the terms
           ---------------------------------------------
and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser the number of shares of Common Stock set forth opposite the name of the Purchaser on the signature page hereof at a price of $1.14 per share.

        2. Purchaser's Representations, Warranties and Agreements.
           ------------------------------------------------------

           a. No Resales. The Purchaser hereby represents and warrants that he
              ----------
is acquiring the Common Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Except for those transfers permitted pursuant to Section 2(b) hereof, the Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any shares of Common Stock unless such Transfer complies with Section 3 of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (ii) counsel for the Purchaser (which counsel shall be reasonably acceptable to the Company and may be counsel to the Company) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act.

           b. Certain Permitted Transfers. Notwithstanding the general
              ---------------------------
prohibition on Transfers contained in Sections 2(a) and 3 hereof, the Company acknowledges and agrees that the following Transfers of Common Stock may be made at any time and are deemed to be in compliance with the Act and this Agreement and no opinion of counsel (except as otherwise specified in this Section 2(b)) is required in connection therewith:

                (1) a Transfer of Common Stock made by the Purchaser to the Company pursuant to Sections 3, 4 and 6 hereof;

                (2) a Transfer of Common Stock made in compliance with the Act to a trust the beneficiaries of which may include only the Purchaser, his spouse and/or his lineal descendants (a "Purchaser's Trust") or a Transfer made to such a trust by a person who has become a holder of the Common Stock in accordance with the terms of this Agreement; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement;

                (3) a Transfer of Common Stock upon the death of the Purchaser to his lineal descendants or a Transfer to the lineal descendants of a person who has become a holder of the Common Stock in accordance with the terms of this Agreement, and subject to Section 3 hereof; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement; or

                (4) a pledge or hypothecation by the Purchaser of the Common Stock or his interest therein to a bank, the Company or other financial institution to secure a loan by such bank or financial institution to him for the purchase of the Common Stock, or the refinancing of any such indebtedness, provided, however, that such bank, investment banking firm or financial institution accepts the Common Stock or interest therein subject to all of the terms and conditions of this Agreement.

        c. Legend. Each certificate representing shares of the Stock shall bear
           ------
the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED AS OF DECEMBER 1, 1995 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

           d. Common Stock Unregistered. The Purchaser acknowledges that he has
              -------------------------
been advised that (i) the Common Stock has not been registered under the Act,
(ii) the Common Stock must be held for an indefinite period and the Purchaser must continue to bear the economic risk of the investment in the Common Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Common Stock, (iv) Rule 144 promulgated under the Act does not presently permit any sales of any securities of the company, and the Company has made no covenant to make such Rule available in the future, (v) when and if shares of the Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Act, (vii) a restrictive legend in the applicable form heretofore set forth shall be placed on the certificates representing the Common Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Common Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Common Stock.

           e. Rule 144 Sales. The Purchaser agrees that, if he intends to
              --------------
dispose of any shares of the Common Stock in accordance with Rule 144 under the Act or otherwise, he will promptly notify the Company of such intended disposition and will deliver to the Company at or prior to the time of such disposition documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, will deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

           f. Resales Prohibited During Public Offerings. The Purchaser agrees
              ------------------------------------------
that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, he will not effect any public sale or distribution of any shares of the Common Stock that are not covered by such registration statement within 7 days prior to, or within 90 days after, the effective date of such registration statement.

           g. Additional Investment Representations. The Purchaser further
              -------------------------------------
represents and warrants that with respect to the Common Stock to be purchased by him hereunder (i) he has received and reviewed the Communications Instruments Confidential Financing Memorandum (the "Memorandum") relating to the Common Stock and the documents referred to therein, (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he deems necessary to evaluate the merits and risks related to his investment in the Common Stock and to verify the information contained in the Memorandum and no representations concerning such matters or any other matters have been made to the Purchaser except as set forth in the Memorandum and in this Agreement, (iii) his net worth and his financial condition is such that he can afford to bear the economic risk of holding the unregistered Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (iv) he can afford to suffer a complete loss of his investment in the Common Stock, (v) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement,
(vi) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, (vii) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Common Stock as contemplated by this Agreement and
(viii) he is the sole party in interest to this Agreement and is acquiring the Common stock for his own account.

        3. Restrictions on Transfer; Right of First Refusal.
           ------------------------------------------------

           a. General. Except for Transfers otherwise contemplated by Section
              -------
2(b) of this Agreement and until the earlier of (i) the date of closing of a public offering of shares of common stock of the Company pursuant to an effective registration statement (other than with respect to an employee benefit plan) which has been filed after the Purchase Date under the Act (a "Public offering") or (ii) the fifth anniversary of the Purchase Date, the Purchaser agrees that he will not transfer any shares of the Common Stock at any time. No Transfer of any shares of Common Stock in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

           b. Right of First Refusal - A Purchaser or Transferor (as defined in
              ----------------------
section 4 hereof) may transfer all or part of his Common Stock after the fifth anniversary hereof only after first offering them to the Company as described in this Section 3(b). The obligations of Purchaser and Transferor under this
Section 3(b) shall expire upon a Public Offering.

                (1) Offer to Purchase Common Stock: In the event any Purchaser
                    ------------------------------
        or Transferor receives a bona fide written offer to purchase all or any portion of his Common Stock, and desires to accept the offer, he shall first deliver to the Company an identical offer in writing (the "Offer") which shall set forth (i) the Purchaser's desire to make such transfer;
        (ii) the name, residence address and business address of the proposed transferee; (iii) the number of shares proposed to be transferred (the "Offered Shares"); and (iv) the price proposed to be paid by such transferee and the precise terms of payment.

                (2) Action on Offer by Corporation: Within 30 days after receipt
                    ------------------------------
        of the offer, the Company shall give written notice to the offering Purchaser (the "Purchaser's Notice") of its election to purchase the Offered Shares for the consideration and on the terms stated in the Offer. In the event that the Company elects to purchase the Offered Shares, it shall specify in the Purchaser's Notice a closing date for the purchase, determined in accordance with paragraph 3 below. The Closing shall take place at the principal office of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Purchaser or Transferor against delivery of the certificate or other instruments representing the shares of the Common Stock sold, free and clear of any liens, claims and encumbrances.

                (3) Closing Date: The closing date for purchase of the Offered
                    ------------
        Shares under this Section 3 by the Company shall be a date not less than 20 nor more than 30 days after the date the Purchaser's Notice is given.

                (4) Expiration of Right of First Refusal. The Company's right of
                    ------------------------------------
        first refusal to elect to purchase the Offered Shares shall expire 30 days after it receives the Offer.

                (5) Release from Restriction. If, upon the expiration of the
                    ------------------------
        right of first refusal, the Offer has not been accepted as to all of the Offered Shares by the Company, the offering Purchaser may transfer to the transferee named in the Offer exactly that number of shares specified in the Offer, no more and no less. The transfer shall be made in strict accordance with the price and terms stated in the Offer. The transfer must take place within 30 days following the expiration of the right of first refusal.

        Each transferee shall receive and hold the Offered Shares subject to all of the provisions and restrictions of this Agreement theretofore applicable to the Purchaser, and by the receipt of the Offered Shares shall be deemed to consent to the terms of and be a party to this Agreement. If the transferor Purchaser shall fail to consummate the transfer of all of the Offered Shares within 30 days following the expiration of the right of first refusal, then all of the Offered Shares shall remain subject to all the restrictions of this Agreement, and the transfer by the transferor Purchaser of any such Shares shall constitute a breach of this Agreement.

        4. Repurchase Common Stock by the Company.
           --------------------------------------

           a. General. The Purchaser, the Purchaser's Estates and the
              -------
Purchaser's Trusts and the Purchaser's lineal descendants are referred to in this Section 4 as "Transferors." The completion of the purchases by the Company pursuant to this Section 4, if any, shall take place at the principal offices of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Transferor against delivery of the certificates or other instruments representing the shares of the Common Stock sold, free and clear of all liens, claims and encumbrances. For purposes of this Agreement, the determination of whether the Purchaser shall be deemed to have a "disability" or have been terminated "for cause" shall be made by the Board of Directors of the Company in good faith which determination shall be final and conclusive.

           b. Purchaser's Death, Disability or Voluntary Termination of
              ---------------------------------------------------------
Employment. If at any time before the earlier of the fifth anniversary of the
- ----------
Purchase Date or prior to the date of the closing of a Public Offering the Purchaser separates from service to the Company for any reason, including, (i) the Purchaser's employment is terminated other than "for cause" or the Purchaser voluntarily leaving the employ of the Company or, (ii) the Purchaser either dies or becomes disabled (as defined above), then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall sell immediately following the date of termination of employment, permanent disability or death (as applicable, the "Termination Date") to the Company, and the Company shall have the obligation, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall inform by written notice the Company of its obligation to purchase shares of Common Stock pursuant to this Section 4(b) no later than 30 days after the Termination Date.

           c. Purchaser's Termination of Employment "For Cause or Voluntary
              -------------------------------------------------------------
Termination Of Employment by Purchaser. If at any time before the earlier of the
- --------------------------------------
fifth anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser is terminated "for cause" or the Purchaser voluntarily leaves the employ of the Company, then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall have the obligation immediately following the date of termination of employment to sell to the Company, and the Company shall have the option, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust and/or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate, such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall be informed by written notice of the exercise by the Company of its option to purchase the shares of Common Stock pursuant to this Section 4(c) no later than 30 days after the Termination Date.

         5. Determination of Repurchase Price.
            ---------------------------------

            a. Date of determination of Repurchase Price. The Repurchase Price
               -----------------------------------------
shall be determined for the purposes of Section 4 hereof as of the last day of the fiscal quarter immediately preceding the quarter during which the event giving rise to a repurchase obligation or option occurred (hereinafter called the "Repurchase Calculation Date"). Any determination of the Repurchase Price pursuant to this Section 5 shall be made by the Chief Financial Officer of the Company, and approved by the Board of Directors of the Company, whose determination shall be final and conclusive.

           b. Calculation of Repurchase Price. The Repurchase Price per share of
              -------------------------------
Common Stock for the purposes of Section 4 hereof shall be equal to:

                (1) if a termination of employment by the Purchaser in the event of the death or disability of the Purchaser prior to the fifth anniversary of the Purchase Date or for any other reason other than "for cause" or the voluntary termination of employment by Purchaser prior to the fifth anniversary of the Purchase Date, then the higher of the Purchase Price and Book Value Per Share. The Book Value Per Share shall be equal to the stockholders' common equity per share of all common stock of the Company, as of the Repurchase Calculation Date, determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. The computation of Book Value Per Share shall be based on the unaudited financial statements of the Company as of the Repurchase Calculation Date.

                (2) if a voluntary termination by Purchaser of employment or termination or Purchaser "for cause" before the fifth anniversary of the Purchase Date, then the lower of the Purchase Price and Book Value per share.

        6. "Piggyback" Registration Rights.
           -------------------------------

           a. Purchaser's Right to Request Registration. If, at any time
              -----------------------------------------
after the Purchase Date, the Company plans to register any shares of Common Stock held by any of the holders of the capital stock of the Company for public offering pursuant to the Act, the Company will promptly notify the Purchaser in writing (a "Notice") of such proposed registration (a "Proposed Registration"). If within 10 business days of the receipt by the Purchaser of such Notice the Company receives from the Purchaser a written request (a "Request") to register a specific number of shares of Common Stock (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Common Stock will be so registered as provided in this
Section 6.

           b. Number of Shares of Common Stock to be Registered. The number
              -------------------------------------------------
of shares of Common Stock that will be registered pursuant to a Request will be the lesser of (i) the number of shares of Common Stock then held by the Purchaser which the Purchaser specifies in his Request (which for purposes of this Section 6 shall include shares held by such Purchaser's Estate or such Purchaser's Trust) or (ii) the sum of the shares of Common Stock specified in the Request by such Purchaser multiplied by a percentage calculated by dividing the number of shares of capital stock of the Company being registered by the holders of such capital stock in the Proposed Registration by the total number of shares of capital stock of the Company, beneficially owned by such holders.

           c. Terms of Registration. The shares of Common Stock to be
              ---------------------
registered will be registered by the Company and offered to the public pursuant to this Section 6 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of shares of Common Stock of Communications Instruments Holdings, Inc., a Delaware company, except that the Purchaser shall not be required to pay the costs of the registration, other than its pro rata share of the underwriter's discounts or commissions.

           d. Other Agreements. The Purchaser including shares of Common
              ----------------
Stock in a registration shall execute and deliver such other agreements and instruments as are reasonably and customarily required by the managing underwriter (or the Company if there is not an underwritten offering) of selling shareholders in a public offering.

        7. The Company's Representations and Warranties. The Company represents
           --------------------------------------------
and warrants to the Purchaser that:

           a. this Agreement has been duly authorized, executed and delivered by the Company, (b) the Common Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and (c) the description of the capitalization of the Company contained in the Memorandum, is true, correct and complete.

        8. Miscellaneous.
           -------------

           a. State Securities Laws. The Company hereby agrees to use its best
              ---------------------
efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Common Stock to the Purchaser.

           b. Binding Effect. The provisions of this Agreement shall be binding
              --------------
upon and accrue to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(b)(iv) hereof, such transferee shall be deemed to be at Purchaser hereunder for purposes of obtaining the benefits or enforcing the rights of the Purchaser hereunder; provided, however, that no transferee (including, without limitation, transferees referred to in Section 2(b)(ii), (iii) and (iv) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to be bound by the terms of this Agreement.

           c. Amendment. This Agreement may be amended only by a written
              ---------
instrument signed by all of the Parties.

           d. Applicable Law. This Agreement shall be governed by, and construed
              --------------
in accordance with, the internal laws of the State of Delaware (without reference to the laws and cases providing for the choice of the law of another forum).

           e. Notices. All notices and other communications provided for herein
              -------
shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

              (1) If to the Company, to:

                  CII
                  1396 Charlotte Highway
                  P.O. Box 520
                  Fairview, North Carolina 28730
                  Attention: President

              with copies to:

                  Stonebridge Partners
                  Westchester Financial Center
                  50 Main Street

                  White Plains, New York 10606
                  Attention: David A. Zackrison

                  and

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, NY 10017-3909
                  Attention: Richard C. Weisberg, Esq.

                (2) If to the Purchaser, to him at the address set forth on the signature page hereof under his signature or at such other address as the Parties shall have specified by notice in writing to each of the others.

           f. Time and Place of Purchases by and Sales to the Company. Except as
              -------------------------------------------------------
otherwise provided herein, the closing of each purchase and sale of shares of Common Stock pursuant to this Agreement shall take place at the principal office of the Company on the third business day following delivery of the notice by the Company of its exercise of the right to purchase such Common Stock hereunder. Whenever the Company is given a right to purchase hereunder, it may assign such right in all or in part to any employee of the Company.

           g. Remedies for Violations. The shares of Common Stock cannot be
              -----------------------
readily purchased or sold on the open market and for this reason, among others, the Parties will be irreparably damaged in the event that this Agreement is not followed by the parties. In the event of any controversy concerning the right or obligation to purchase or sell such shares, such right or obligation shall be enforceable in a court of equity by decree of specific performance.

           h. No Conflict with Loan Agreements. Notwithstanding any obligation
              --------------------------------
of the Company to make payments hereunder, the Company shall not be required to make such payments to the extent the same would cause a breach of any of its agreements or its subsidiaries' agreements or undertakings for the borrowing of monies, provided, however, that the Company shall be obligated to make such payments as soon as practicable when the same would not cause a breach of any of its agreements or undertakings for the borrowing of monies.

           i. Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

           j. Section Headings. The section headings of this Agreement are for
              ----------------
convenience of reference only and shall not be deemed to alter or affect any provision hereof.

        IN WITNESS WHEREOF, the Parties have executed this

Agreement as of the date first above written.

The Company:                          By: /s/ Michael S. Bruno, Jr.
- ------------                             -------------------------------
                                          Michael S. Bruno, Jr.
                                          President

Purchaser:                            By: /s/ Jeffrey W. Boyce
- ----------                               -------------------------------
                                          JEFFREY W. BOYCE
                                          7-B Cedarwood Drive
                                          Asheville, NC 28803

No. of Shares of Common Stock
Purchased Hereunder:

1,666
- --------------------

Total Consideration:

$1,909.24
- --------------------

                            SUBSCRIPTION AGREEMENT
                            ----------------------

                             FOR RAYMOND McCLINTON
                             ---------------------

  This Subscription Agreement (the "Agreement") is entered into as of this 1st day of December, 1995 between Communications Instruments Holdings, Inc., a Delaware corporation (the "Company"), and RAYMOND McCLINTON, an individual (the "Purchaser"). The Company and the Purchaser are sometimes collectively referred to herein as the "Parties."

                                   RECITALS
                                   --------

  The Purchaser desires to subscribe for and purchase, and the Company desires to issue and sell to the Purchaser, the number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of the Purchaser on the signature page hereof for the consideration hereinafter set forth (the "Purchase Price"). The term "Purchase Date" as used herein, shall mean the date on which the Purchaser shall purchase the Common Stock.

                                   AGREEMENT
                                   ---------

  In order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

  1. Subscription for and Purchase of Common Stock. Subject to the terms and
     ---------------------------------------------
conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser the number of shares of Common Stock set forth opposite the name of the Purchaser on the signature page hereof at a price of $1.14 per share.

  2. Purchaser's Representations, Warranties and Agreements.
     ------------------------------------------------------

     a. No Resales. The Purchaser hereby represents and warrants that he is
        ----------
acquiring the Common Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Except for those transfers permitted pursuant to Section 2(b) hereof, the Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any shares of Common Stock unless such Transfer complies with Section 3 of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (ii) counsel for the Purchaser (which counsel shall be reasonably acceptable to the Company and may be counsel to the Company) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act.

  b. Certain Permitted Transfers. Notwithstanding the general prohibition on
     ---------------------------
Transfers contained in Sections 2(a) and 3 hereof, the Company acknowledges and agrees that the following Transfers of Common Stock may be made at any time and are deemed to be in compliance with the Act and this Agreement and no opinion of counsel (except as otherwise specified in this Section 2(b)) is required in connection therewith:

          (1) a Transfer of Common Stock made by the Purchaser to the Company pursuant to Sections 3, 4 and 6 hereof;

          (2) a Transfer of Common Stock made in compliance with the Act to a trust the beneficiaries of which may include only the Purchaser, his spouse and/or his lineal descendants (a "Purchaser's Trust") or a Transfer made to such a trust by a person who has become a holder of the Common Stock in accordance with the terms of this Agreement; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement;

          (3) a Transfer of Common Stock upon the death of the Purchaser to his lineal descendants or a Transfer to the lineal descendants of a person who has become a holder of the Common Stock in accordance with the terms of this Agreement, and subject to Section 3 hereof; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the transferee shall deliver to the Company a valid undertaking to be bound by the terms of this Agreement; or

          (4) a pledge or hypothecation by the Purchaser of the Common Stock or his interest therein to a bank, the Company or other financial institution to secure a loan by such bank or financial institution to him for the purchase of the Common Stock, or the refinancing of any such indebtedness, provided, however, that such bank, investment banking firm or financial institution accepts the Common Stock or interest therein subject to all of the terms and conditions of this Agreement.

  c. Legend. Each certificate representing shares of the Stock shall bear
     ------
the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED AS OF DECEMBER 1, 1995 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

          d. Common Stock Unregistered. The Purchaser acknowledges that he has
             -------------------------
     been advised that (i) the Common Stock has not been registered under the Act, (ii) the Common Stock must be held for an indefinite period and the Purchaser must continue to bear the economic risk of the investment in the Common Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Common Stock, (iv) Rule 144 promulgated under the Act does not presently permit any sales of any securities of the Company, and the Company has made no covenant to make such Rule available in the future, (v) when and if shares of the Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Act, (vii) a restrictive legend in the applicable form heretofore set forth shall be placed on the certificates representing the Common Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Common Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Common Stock.

          e. Rule 144 Sales. The Purchaser agrees that, if he intends to dispose
             --------------
     of any shares of the Common Stock in accordance with Rule 144 under the Act or otherwise, he will promptly notify the Company of such intended disposition and will deliver to the Company at or prior to the time of such disposition documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, will deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

         f. Resales Prohibited During Public Offerings. The Purchaser agrees
            ------------------------------------------
that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, he will not effect any public sale or distribution of any shares of the Common Stock that are not covered by such registration statement within 7 days prior to, or within 90 days after, the effective date of such registration statement.

         g. Additional Investment Representations. The Purchaser further
            -------------------------------------
represents and warrants that with respect to the Common Stock to be purchased by him hereunder (i) he has received and reviewed the Communications Instruments Confidential Financing Memorandum (the "Memorandum") relating to the Common Stock and the documents referred to therein, (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he deems necessary to evaluate the merits and risks related to his investment in the Common Stock and to verify the information contained in the Memorandum and no representations concerning such matters or any other matters have been made to the Purchaser except as set forth in the Memorandum and in this Agreement, (iii) his net worth and his financial condition is such that he can afford to bear the economic risk of holding the unregistered Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (iv) he can afford to suffer a complete loss of his investment in the Common Stock, (v) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement,
(vi) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, (vii) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Common Stock as contemplated by this Agreement and
(viii) he is the sole party in interest to this Agreement and is acquiring the Common Stock for his own account.

     3. Restrictions on Transfer; Right of First Refusal.
        ------------------------------------------------

          a. General. Except for Transfers otherwise contemplated by Section
             -------
2(b) of this Agreement and until the earlier of (i) the date of closing of a public offering of shares of common stock of the Company pursuant to an effective registration statement (other than with respect to an employee benefit plan) which has been filed after the Purchase Date under the Act (a "Public offering") or (ii) the fifth anniversary of the Purchase Date, the Purchaser agrees that he will not transfer any shares of the Common Stock at any time. No Transfer of any shares of Common Stock in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

          b. Right of First Refusal - A Purchaser or Transferor (as defined in
             ----------------------
section 4 hereof) may transfer all or part of his Common Stock after the fifth anniversary hereof only after first offering them to the Company as described in this Section 3(b). The obligations of Purchaser and Transferor under this
Section 3(b) shall expire upon a Public Offering.

            (1) Offer to Purchase Common Stock: In the event any Purchaser or
                ------------------------------
     Transferor receives a bona fide written offer to purchase all or any portion of his Common Stock, and desires to accept the offer, he shall first deliver to the Company an identical offer in writing (the "Offer") which shall set forth (i) the Purchaser's desire to make such transfer;
     (ii) the name, residence address and business address of the proposed transferee; (iii) the number of shares proposed to be transferred (the "Offered Shares"); and (iv) the price proposed to be paid by such transferee and the precise terms of payment.

            (2) Action on Offer by Corporation: Within 30 days after receipt of
                ------------------------------
     the offer, the Company shall give written notice to the offering Purchaser (the "Purchaser's Notice") of its election to purchase the Offered Shares for the consideration and on the terms stated in the Offer. In the event that the Company elects to purchase the Offered Shares, it shall specify in the Purchaser's Notice a closing date for the purchase, determined in accordance with paragraph 3 below. The Closing shall take place at the principal office of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Purchaser or Transferor against delivery of the certificate or other instruments representing the shares of the Common Stock sold, free and clear of any liens, claims and encumbrances.

            (3) Closing Date: The closing date for purchase of the Offered
                ------------
     Shares under this Section 3 by the Company shall be a date not less than 20 nor more than 30 days after the date the Purchaser's Notice is given.

            (4) Expiration of Right of First Refusal. The Company's right of
                ------------------------------------
     first refusal to elect to purchase the Offered Shares shall expire 30 days after it receives the Offer.

            (5) Release from Restriction. If, upon the expiration of the right
                ------------------------
     of first refusal, the Offer has not been accepted as to all of the Offered Shares by the Company, the offering Purchaser may transfer to the transferee named in the Offer exactly that number of shares specified in the Offer, no more and no less. The transfer shall be made in strict accordance with the price and terms stated in the Offer. The transfer must take place within 30 days following the expiration of the right of first refusal.

     Each transferee shall receive and hold the Offered Shares subject to all of the provisions and restrictions of this Agreement theretofore applicable to the Purchaser, and by the receipt of the Offered Shares shall be deemed to consent to the terms of and be a party to this Agreement. If the transferor Purchaser shall fail to consummate the transfer of all of the Offered Shares within 30 days following the expiration of the right of first refusal, then all of the Offered Shares shall remain subject to all the restrictions of this Agreement, and the transfer by the transferor Purchaser of any such Shares shall constitute a breach of this Agreement.

          4. Repurchase Common Stock by the Company.
             -------------------------------------

             a. General. The Purchaser, the Purchaser's Estates and the
                -------
Purchaser's Trusts and the Purchaser's lineal descendants are referred to in this Section 4 as "Transferors." The completion of the purchases by the Company pursuant to this Section 4, if any, shall take place at the principal offices of the Company. At such place, the Company shall deliver a certified bank check or checks in the requisite amount payable to the order of the Transferor against delivery of the certificates or other instruments representing the shares of the Common Stock sold, free and clear of all liens, claims and encumbrances. For purposes of this Agreement, the determination of whether the Purchaser shall be deemed to have a "disability" or have been terminated "for cause" shall be made by the Board of Directors of the Company in good faith which determination shall be final and conclusive.

            b. Purchaser's Death, Disability or Voluntary Termination of
               ---------------------------------------------------------
Employment. If at any time before the earlier of the fifth anniversary of the
- ----------
Purchase Date or prior to the date of the closing of a Public Offering the Purchaser separates from service to the Company for any reason, including, (i) the Purchaser's employment is terminated other than "for cause" or the Purchaser voluntarily leaving the employ of the Company or, (ii) the Purchaser either dies or becomes disabled (as defined above), then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall sell immediately following the date of termination of employment, permanent disability or death (as applicable, the "Termination Date") to the Company, and the Company shall have the obligation, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall inform by written notice the Company of its obligation to purchase shares of Common Stock pursuant to this Section 4(b) no later than 30 days after the Termination Date.

            c. Purchaser's Termination of Employment "For Cause or Voluntary
               ------------------------------------------ ------------------
Termination Of Employment by Purchaser. If at any time before the earlier of the
- --------------------------------------
fifth anniversary of the Purchase Date or prior to the date of the closing of a Public Offering the Purchaser is terminated "for cause" or the Purchaser voluntarily leaves the employ of the Company, then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or the Purchaser's lineal descendants, as the case may be, shall have the obligation immediately following the date of termination of employment to sell to the Company, and the Company shall have the option, on such occasion, to purchase all of the shares of Common Stock then held (as of the Termination Date) by the Purchaser, the Purchaser's Trust and/or the Purchaser's Estate, or the Purchaser's lineal descendants, as the case may be, at the Repurchase Price, as defined in Section 5 hereof. Such Purchaser, such Purchaser's Estate, such Purchaser's Trust, and/or such Purchaser's lineal descendants, as the case may be, shall be informed by written notice of the exercise by the Company of its option to purchase the shares of Common Stock pursuant to this Section 4(c) no later than 30 days after the Termination Date.

          5. Determination of Repurchase Price.
             ---------------------------------

            a. Date of determination of Repurchase Price. The Repurchase Price
               -----------------------------------------
shall be determined for the purposes of Section 4 hereof as of the last day of the fiscal quarter immediately preceding the quarter during which the event giving rise to a repurchase obligation or option occurred (hereinafter called the "Repurchase Calculation Date"). Any determination of the Repurchase Price pursuant to this Section 5 shall be made by the Chief Financial Officer of the Company, and approved by the Board of Directors of the Company, whose determination shall be final and conclusive.

           b. Calculation of Repurchase Price. The Repurchase Price per share of
              -------------------------------
Common Stock for the purposes of Section 4 hereof shall be equal to:

              (1) if a termination of employment by the Purchaser in the event of the death or disability of the Purchaser prior to the fifth anniversary of the Purchase Date or for any other reason other than "for cause" or the voluntary termination of employment by Purchaser prior to the fifth anniversary of the Purchase Date, then the higher of the Purchase Price and Book Value Per Share. The Book Value Per Share shall be equal to the stockholders' common equity per share of all common stock of the Company, as of the Repurchase Calculation Date, determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. The computation of Book Value Per Share shall be based on the unaudited financial statements of the Company as of the Repurchase Calculation Date.

              (2) if a voluntary termination by Purchaser of employment or termination or Purchaser "for cause" before the fifth anniversary of the Purchase Date, then the lower of the Purchase Price and Book Value per share.

          6. "Piggyback" Registration Rights.
              ------------------------------

             a. Purchaser's Right to Request Registration. If, at any time after
                -----------------------------------------
the Purchase Date, the Company plans to register any shares of Common Stock held by any of the holders of the capital stock of the Company for public offering pursuant to the Act, the Company will promptly notify the Purchaser in writing (a "Notice") of such proposed registration (a "Proposed Registration"). If within 10 business days of the receipt by the Purchaser of such Notice the Company receives from the Purchaser a written request (a "Request") to register a specific number of shares of Common Stock (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Common Stock will be so registered as provided in this
Section 6.

            b. Number of Shares of Common Stock to be Registered. The number of
               -------------------------------------------------
shares of Common Stock that will be registered pursuant to a Request will be the lesser of (i) the number of shares of Common Stock then held by the Purchaser which the Purchaser specifies in his Request (which for purposes of this Section 6 shall include shares held by such Purchaser's Estate or such Purchaser's Trust) or (ii) the sum of the shares of Common Stock specified in the Request by such Purchaser multiplied by a percentage calculated by dividing the number of shares of capital stock of the Company being registered by the holders of such capital stock in the Proposed Registration by the total number of shares of capital stock of the Company beneficially owned by such holders.

            c. Terms of Registration. The shares of Common Stock to be
               ---------------------
registered will be registered by the Company and offered to the public pursuant to this Section 6 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of shares of Common Stock of Communications Instruments Holdings, Inc., a Delaware company, except that the Purchaser shall not be required to pay the costs of the registration, other than its pro rata share of the underwriter's discounts or commissions.

            d. Other Agreements. The Purchaser including shares of Common Stock
               ----------------
in a registration shall execute and deliver such other agreements and instruments as are reasonably and customarily required by the managing underwriter (or the Company if there is not an underwritten offering) of selling shareholders in a public offering.

          7. The Company's Representations and Warranties. The Company
             --------------------------------------------
represents and warrants to the Purchaser that:

            a. this Agreement has been duly authorized, executed and delivered by the Company, (b) the Common Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and (c) the description of the capitalization of the Company contained in the Memorandum, is true, correct and complete.

          8. Miscellaneous.
             -------------

             a. State Securities Laws.  The Company hereby agrees to use its
                ---------------------
best efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Common Stock to the Purchaser.

             b. Binding Effect.  The provisions of this Agreement shall be
                --------------
binding upon and accrue to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(b)(iv) hereof, such transferee shall be deemed to be at Purchaser hereunder for purposes of obtaining the benefits or enforcing the rights of the Purchaser hereunder; provided, however, that no transferee (including, without limitation, transferees referred to in Section 2(b)(ii), (iii) and (iv) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to be bound by the terms of this Agreement.

             c. Amendment.  This Agreement may be amended only by a written
                ---------
instrument signed by all of the Parties.

             d. Applicable Law.  This Agreement shall be governed by, and
                --------------
construed in accordance with, the internal laws of the State of Delaware (without reference to the laws and cases providing for the choice of the law of another forum).

             e. Notices.  All notices and other communications provided for
                -------
herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

                (1) If to the Company, to:
                    CII
                    1396 Charlotte Highway
                    P.O. Box 520
                    Fairview, North Carolina 28730
                    Attention: President

                with copies to:

                    Stonebridge Partners
                    Westchester Financial Center
                    50 Main Street

                    White Plains, New York 10606
                    Attention: David A. Zackrison

                    and

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, NY 10017-3909
                    Attention: Richard C. Weisberg, Esq.

               (2) If to the Purchaser, to him at the address set forth on the signature page hereof under his signature or at such other address as the Parties shall have specified by notice in writing to each of the others.

             f. Time and Place of Purchases by and Sales to the Company.  Except
                -------------------------------------------------------
as otherwise provided herein, the closing of each purchase and sale of shares of Common Stock pursuant to this Agreement shall take place at the principal office of the Company on the third business day following delivery of the notice by the Company of its exercise of the right to purchase such Common Stock hereunder. Whenever the Company is given a right to purchase hereunder, it may assign such right in all or in part to any employee of the Company.

            g. Remedies for Violations.  The shares of Common Stock cannot be
               -----------------------
readily purchased or sold on the open market and for this reason, among others, the Parties will be irreparably damaged in the event that this Agreement is not followed by the parties. In the event of any controversy concerning the right or obligation to purchase or sell such shares, such right or obligation shall be enforceable in a court of equity by decree of specific performance.

            h. No Conflict with Loan Agreements.  Notwithstanding any obligation
               --------------------------------
of the Company to make payments hereunder, the Company shall not be required to make such payments to the extent the same would cause a breach of any of its agreements or its subsidiaries' agreements or undertakings for the borrowing of monies, provided, however, that the Company shall be obligated to make such payments as soon as practicable when the same would not cause a breach of any of its agreements or undertakings for the borrowing of monies.

            i. Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            j. Section Headings. The section headings of this Agreement are for
               ----------------
convenience of reference only and shall not be deemed to alter or affect any provision hereof.

        IN WITNESS WHEREOF, the Parties have executed this

Agreement as of the date first above written.

The Company:                            By: /s/ MICHAEL S. BRUNO, JR
- ------------                               --------------------------
                                           Michael S. Bruno, Jr
                                           President



Purchaser:                              By: /s/ RAYMOND MCCLINTON
- ----------                                 ---------------------------
                                           Raymond McClinton
                                           108 Big Spring Drive
                                           Asheville, NC 28804


No. of Shares of Common
Stock Purchased Hereunder:

1,668
- -------------------------

Total Consideration:

$1,911.52
- -------------------------